UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant
Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

MEMRY CORPORATION
____

(Name of Registrant as Specified in Its Charter)
____
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
_________

	(2)	Aggregate number of securities to which transaction applies:
_________

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_________

	(4)	Proposed maximum aggregate value of transaction:
_________

	(5)	Total fee paid:
_________

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MEMRY CORPORATION

3 Berkshire Boulevard
Bethel, Connecticut 06801
(203) 739-1100

___________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
___________

October 23, 2006

To the Holders of Common Stock of
MEMRY CORPORATION

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Memry Corporation (the “Company”) will be held at the Company’s corporate headquarters located at 3 Berkshire Boulevard, Bethel, Connecticut 06801, on Wednesday, November 29, 2006, at 10:00 a.m., for the following purposes:

     1.       To elect eight persons to the Board of Directors, each to hold office until the next Annual Meeting of Stockholders and until his or her respective successor is elected and qualified.

     2.       To consider and vote upon the Company’s 2006 Long-Term Incentive Plan.

     3.       To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 13, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose relevant to the meeting, on and after October 13, 2006, during ordinary business hours at the Company’s principal executive offices located at the address first set forth above.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED RETURN ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING.

Dated:	Bethel, Connecticut
October 23, 2006

By Order of the Board of Directors,

Marcy F. Macdonald
Secretary

MEMRY CORPORATION

3 Berkshire Boulevard
Bethel, Connecticut 06801
(203) 739-1100

_____________

PROXY STATEMENT
_____________

Annual Meeting of Stockholders
Wednesday, November 29, 2006
_____________

INTRODUCTION

     This proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors of Memry Corporation (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 29, 2006, and at any adjournment of that meeting. All proxies will be voted in accordance with the stockholders’ instructions and, if no choice is specified, the proxies will be voted in favor of election of the eight nominees for directors specified herein and in favor of the Company’s 2006 Long-Term Incentive Plan (The “Plan”)

     The Company’s Annual Report for the fiscal year ended June 30, 2006 was mailed to stockholders, along with these proxy materials, on or about October 23, 2006.

     The Annual Meeting of Stockholders of Memry Corporation will be held on Wednesday, November 29, 2006, at the Company’s corporate headquarters located at 3 Berkshire Boulevard, Bethel, Connecticut 06801, at 10:00 a.m. local time.

VOTING RIGHTS AND PROXY INFORMATION

     Proxies in the accompanying form are solicited on behalf of and at the direction of the Board of Directors, which has fixed the close of business on October 13, 2006 as the record date (the “Record Date”) for the determination of holders of outstanding shares of the Company’s Common Stock entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Holders of record of Common Stock at the close of business on October 13, 2006, are entitled to notice of and to vote at the meeting. As of October 13, 2006, there were issued and outstanding 29,569,597 shares of the Company’s Common Stock, each entitled to one vote, which were held of record on such date by 799 record holders. All eight directors shall be elected by a plurality of the shares of the Company’s Common Stock present in person or by proxy, and voting (in other words, the eight individuals receiving the largest number of votes will be elected). The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present, in person or by proxy, and voting is required for the approval of the Plan. Because of these voting requirements, a stockholder who does not vote at the Annual Meeting or who abstains from voting on the resolution to authorize and approve the Plan, would, in effect, be voting against such proposal because such shares would not be counted in determining whether the necessary majority vote had been obtained. Broker non-votes would likewise have the effect of being counted as a vote against such proposal.

     All shares of the Company’s Common Stock represented by properly executed proxies will be voted at the Annual Meeting in accordance with the directions indicated on the proxies unless such proxies have previously been revoked. To the extent that no direction is indicated, the shares will be voted FOR the election of all of the Company’s nominees as directors and FOR the Plan. See “PROPOSAL NO. 1 - ELECTION OF DIRECTORS” and “PROPOSAL NO. 2 - APPROVAL OF THE COMPANY’S 2006 LONG-TERM INCENTIVE PLAN”. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. The Annual Meeting may be adjourned, and additional proxies solicited, if at the time of the Annual Meeting a quorum is not present or the votes necessary to approve the Plan have not been obtained. Any adjournment of the Annual Meeting would require the affirmative vote of the holders of at least a majority of the shares of the Company’s Common Stock represented at the Annual Meeting (regardless of whether such shares constituted a quorum).

     Any stockholder who has executed and returned a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by attending the Annual Meeting and voting in person, by executing a later-dated proxy relating to the same shares or by a writing revoking the proxy and, in the latter two cases, delivering such later-dated proxy or writing to the Secretary of the Company prior to the vote at the Annual Meeting. Any writing intended to revoke a proxy should be sent to the Company at its principal executive offices, 3 Berkshire Boulevard, Bethel, Connecticut 06801, Attention: Marcy F. Macdonald, Secretary.

     The entire cost of soliciting these proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited via personal interview or telephone by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Company’s Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in connection therewith.

     The stockholders of the Company have no dissenters’ rights in connection with any of the proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of October 13, 2006, information regarding beneficial ownership of the Company’s Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding Common Stock (based on information furnished to the Company on behalf of such persons or otherwise known to the Company), (ii) each of the directors of the Company and nominees for director of the Company, (iii) each of the executive officers named in the annual compensation table captioned “Summary Compensation Table” below, and (iv) all current directors and executive officers as a group. Beneficial ownership of a security is determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. A person is deemed to be the beneficial owner of a security, subject to Rule 13d-3(b) if, among other things, that person has the right to acquire such security within 60 days.

COMMON STOCK

Name and Address of	Amount and Nature of		Percentage of Common
Beneficial Owner	Beneficial Ownership		Stock Outstanding (1)

New England Partners Capital, L.P. One Boston Plaza, Suite 3630 Boston, Massachusetts 02108	1,970,996	(2)	6.7%

James G. Binch 362 Canoe Hill Road New Canaan, Connecticut 06840	1,007	(3)	*

W. Andrew Krusen, Jr. 3415 Morrison Avenue, Tampa, Florida 33629	766,252	(4)	2.6%

Name and Address of	Amount and Nature of		Percentage of Common
Beneficial Owner	Beneficial Ownership		Stock Outstanding (1)

Kempton J. Coady, III 4 Fernwood Road Westport, Connecticut 06880	167,018	(5)	*

Dr. Edwin Snape 1095 Long Pond Road Wellfleet, Massachusetts 02667	2,012,391	(6)	6.8%

Francois Marchal Compagnie Financiere Aval S.A. 6 Route de Malagnou Case Postale 521 CH-1211 Geneve 17 Switzerland	389,063	(7)	1.3%

Michel de Beaumont American Equities Overseas (UK) 12 Park Place London SW1A 1LP England	200,551	(8)	*

Robert P. Belcher 165 Grassy Hill Road Woodbury, Connecticut 06798	492,000	(9)	1.7%

Carmen L. Diersen 6 Sandy Hill Terrace Westport, CT 06880	13,007	(10)	*

James V. Dandeneau P O Box 159 307 Thompson Road Thompson, Connecticut 06277	2,502,855	(11)	8.5%

Dean J. Tulumaris 56 Charolais Way Burlington, CT 06013	141,450	(12)	*

Signia Capital Management, LLC 108 N Washington St., Ste. 305 Spokane, WA 99201	1,913,906	(13)	6.5%

Dr. Ming H. Wu 4 Empire Lane Bethel, Connecticut 06801	149,450	(14)	*

Name and Address of	Amount and Nature of		Percentage of Common
Beneficial Owner	Beneficial Ownership		Stock Outstanding (1)

Richard Sowerby 30 Skyview Road Orange, CT 06477	26,000		*

All directors and executive officers as a group (12 persons)	6,861,044	(15)	23.2%

____________________

*        Less than one percent.

(1)       In each case where shares subject to warrants or options are included as beneficially owned by an individual or group, the percentage of all shares owned by such individual or group is calculated as if all such warrants or options had been exercised prior to such calculation.

(2)       Includes 20,449 shares of Common Stock that may be acquired By Dr. Edwin Snape through the exercise of (i) vested stock options and (ii) stock options that will vest within 60 days after the Record Date

(3)       All 1,007 of such shares of Common Stock are owned by Mr. Binch’s daughter. Mr. Binch disclaims beneficial ownership of such shares owned by his daughter. Mr. Binch retired from his position as President and Chief Executive Officer of the Company on December 9, 2005, effective as of such date. Mr. Binch retired as an employee effective January 19, 2006. In accordance with Mr. Binch’s separation agreement, all outstanding qualified and non-qualified stock options and other incentive rights held by Mr. Binch were purchased by the Company in return for a cash amount of $100,000.

(4)       Includes 31,541 shares of Common Stock that may be acquired through the exercise of (i) vested stock options and (ii) stock options that will vest within 60 days after the Record Date. Also includes 300,000 shares of Common Stock owned by WIT Ventures, LTD. (“WIT”), 8,000 shares of Common Stock owned by Krusen-Vogt & Co., (“KVC”), 269,000 shares of Common Stock owned by Dominion Financial Group International LDC (“DFGI”), and 25,000 shares owned by Dominion Capital Management. Mr. Krusen is the President and a principal stockholder of Dominion Financial Group, Inc. (“DFG”), which is the managing General Partner of WIT, a General Partner of KVC and a limited partner of WIT. In addition, Mr. Krusen is the Chairman of the Executive Committee of DFGI, and also indirectly beneficially owns certain outstanding securities of DFGI through WIT.

(5)       Includes 31,541 shares of Common Stock that may be acquired through the exercise of (i) vested stock options and (ii) stock options that will vest within 60 days after the Record Date. Also includes 50,000 shares of Common Stock held by Merrill, Lynch, Pierce, Fenner & Smith, as custodian of an IRA for the benefit of Mr. Coady’s wife.

(6)       Includes 6,657 shares of Common Stock that may be acquired through the exercise of (i) vested stock options and (ii) stock options that will vest within 60 days after the Record Date. Also includes (i) 1,950,547 shares of Common Stock, and (ii) 20,449 shares of Common Stock that may be acquired through the exercise of vested stock options, each owned by New England Partners (“NEP”). Edwin Snape is a managing member of NEP Capital, LLC, the general partner of NEP. Dr. Snape disclaims beneficial ownership of these securities (except to the extent of his pecuniary interest in such securities).

(7)       Includes 2,739 shares of Common Stock that may be acquired through the exercise of (i) vested stock options and (ii) stock options that will vest within 60 days after the Record Date. Also includes 365,004 shares of Common Stock directly owned by Compagnie Financiere Aval S.A. Mr. Marchal is the General Administrator and a partner of Compagnie Financiere Aval S.A. Mr. Marchal disclaims beneficial ownership of such securities (except to the extent of his pecuniary interest in such securities).

(8)       Includes 8,491 shares of Common Stock that may be acquired through the exercise of (i) vested stock options and (ii) stock options that will vest within 60 days after the Record Date. Also includes (i) 40,000 shares of Common Stock directly owned by Emerge Capital and (ii) 127,700 shares of Common Stock directly owned by Samisa Investment Corp. (“Samisa”). Mr. de Beaumont is a stockholder and beneficial owner of Emerge Capital and Samisa. Mr. de Beaumont disclaims beneficial ownership of these securities (except to the extent of his pecuniary interest in such securities).

(9)       Includes 428,000 shares of Common Stock that may be acquired through the exercise of (i) vested stock options and (ii) stock options that will vest within 60 days after the Record Date.

(10)     Includes 2,480 shares of Common Stock that may be acquired through the exercise of (i) vested stock options and (ii) stock options that will vest within 60 days after the Record Date.

(11)     Includes 20,000 shares of Common Stock that may be acquired through the exercise of (i) vested stock options and (ii) stock options that will vest within 60 days after the Record Date.

(12)     Includes 138,750 shares of Common Stock that may be acquired through the exercise of (i) vested stock options and (ii) stock options that will vest within 60 days after the Record Date.

(13)     The information as to the beneficial ownership of Common Stock by Signia Capital Management, LLC was obtained from its statement on Schedule 13G filed on August 31, 2006 with the Securities and Exchange Commission.

(14)     Includes 99,200 shares of Common Stock that may be acquired through the exercise of  vested stock options. Dr. Ming H. Wu voluntarily resigned his position as Vice President – Office of Technology on September 22, 2006 and as of that date is no longer employed by the Company.

(15)     See prior footnotes.

______________

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of eight members: W. Andrew Krusen, Jr., Kempton J. Coady, III, Dr. Edwin Snape, Francois Marchal, Michel de Beaumont, Robert P. Belcher, Carmen L. Diersen and James V. Dandeneau. All of the directors are elected annually and hold office until the next succeeding Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

     The Board of Directors recommends election of each of the following eight individuals: W. Andrew Krusen, Jr., Kempton J. Coady, III, Dr. Edwin Snape, Francois Marchal, Michel de Beaumont, Robert P. Belcher, Carmen L. Diersen and James V. Dandeneau.

     All such individuals currently serve as directors. It is intended that the persons named as proxies will vote FOR the election of the nominees as directors. Proxies cannot be voted for more than eight individuals.

Nominees for Director

Name	Age	Positions with the Company	Director Since

W. Andrew Krusen, Jr.(1),(2)	58	Director	1994

Kempton J. Coady, III(2),(3)	58	Director	1999

Dr. Edwin Snape(3)	66	Chairman of the Board and Director	2002

Francois Marchal(1), (2)	62	Director	2003

Michel de Beaumont(3)	64	Director	2004

Robert P. Belcher	58	Chief Executive Officer and Director	2004

Carmen L. Diersen(1)	46	Director	2004

James V. Dandeneau	48	President Putnam Plastics Division and	2004
		Director
____________________

(1)       Member of Audit Committee.

(2)       Member of Corporate Governance and Nominating Committee.

(3)       Member of Compensation Committee.

_______________

Directors and Nominees For Director

     W. Andrew Krusen, Jr. is a graduate of Princeton University with a Bachelor’s Degree in Geology. Since 1989, he has been Chairman and President of Dominion Financial Group, Inc. (“DFG”), a family controlled corporation involved in real estate development and financial services. DFG serves as the managing General Partner of WIT Ventures, LTD., a family limited partnership where Mr. Krusen and his immediate family members are limited partners. Mr. Krusen is also the Managing Member of Gulf Standard Energy Company, LLC, an oil and gas concern;

Chairman of the Executive Committee of Dominion Financial Group International, LDC; and Chairman of Florida Capital Group, Inc., a bank holding company. He is a director of Raymond James Trust Company, Trinsic, Inc., Highpine Oil & Gas Ltd., and Beall’s, Inc.

     Kempton J. Coady, III is President of Kempton & Associates, Inc. d/b/a ViVA Skin Care Centers. From October 2004 until February 2006 Mr. Coady was President of Sona MedSpa Massachusetts. From 2002 to 2003, Mr. Coady was Principal and owner of Medical Device Kempton & Associates, Inc., a provider of consulting services to corporate and private equity groups. From 2000 to 2002 Mr. Coady served as the Chief Executive Officer and Executive Director of Deltex Medical Group plc. Deltex Medical Group plc was privately held from 1998 to April 2000 and was known as Deltex Medical Holdings Limited where Mr. Coady also served as the Group Chief Executive Officer and as Executive Director. Prior to that, from 1997 to 1998, Mr. Coady was Senior Managing Director at Quintiles MTC/BRI Corporation, a medical device contract research company. Mr. Coady was the Vice President of Business Development from 1996 to 1997 and Vice President - Worldwide Marketing from 1995 to 1996 for the Patient Monitoring Division of Datascope Corporation, a medical device company. From 1992 to 1994, Mr. Coady was the President and Chief Executive Officer of MCG International, a medical device company. Mr. Coady holds a B.S. degree in Chemistry/Biology from Bates College, and an M.P.S. degree in Health Care Administration and an M.B.A. degree, both from Cornell University.

     Dr. Edwin Snape has been a principal of New England Partners, a private equity investment firm, since 1994. Previously, Dr. Snape was a Managing General Partner of the Vista Group, a private equity investment firm. Dr. Snape is a director of Diomed Holdings, Inc., and Deltex Medical Holdings Ltd.

     Francois Marchal has been a Director and Investor of Aval Fund Management, Guernsey, since 1998. From September 1988 to June 1998, Mr. Marchal was employed by Societe Generale de Banque in Paris where he headed sales of French equities in Paris, London, New York and Tokyo. As a registered French broker, he was a Director Participant and Manager of the brokerage firm Nouailhetas. He also worked as a Portfolio Manager for family owned private companies and worked for a period as a Financial Analyst and Portfolio Manager for Banque De L’Union Europeene. Mr. Marchal is also a Director of Laboratoires Boiron, a listed French company, of Didot-Bottin, a French listed industrial holding company and Pastel & Associates, a private fund management company. Mr. Marchal holds a doctoral degree in law (Diplôme d’études supérieures) from Paris “Faculte de Droit” and a degree in business administration (Diplôme d’études supérieures spécialisé) from the University of Paris Dauphine.

     Michel de Beaumont has been a Director of American Equities Overseas (UK) Ltd., a private securities brokerage and corporate finance firm, since he co-founded the firm in 1981. Previously, he was Vice President of American Securities Corporation, responsible for continental European clients, developing fund management, brokerage and corporate finance. He served as Vice President of Institutional Sales for Smith Barney Harris Upman as the European coordinator responsible for marketing new research ideas to European clients. Earlier positions included Vice President of Marketing and Corporate Finance in the Institutional Sales department for Oppenheimer & Co., and Financial Analyst responsible for France and French-speaking Switzerland dealing with institutional clients for investment banker Dominick & Dominick. He is also a director of Beijing Med-Pharm Corporation, located in Springfield, New Jersey. Mr. de Beaumont holds a degree in Business Administration from the University of Paris and a degree in Advanced Mathematics, Physics and Chemistry from the Universities of Poiters and Paris.

     Robert P. Belcher has been employed by the Company since July 1999 and was elected by the Board of Directors to serve as Chief Executive Office, on a permanent basis, in April 2006. Mr. Belcher has also held the position of Vice Chairman since 2004. Mr. Belcher was elected by the Board to serve as Senior Vice President - Finance and Administration in July 2001 and as Chief Financial Officer, Secretary and Treasurer in September 1999. In December 2005, Mr. Belcher was elected by the Board to serve as the Company’s President and Chief Executive Officer on an interim basis. From September 1999 until July 2001, he served as Vice President. Prior to joining the Company, Mr. Belcher served as Chief Financial Officer for Eatwell Enterprises, as well as Managing Director of Associated Asset Management Inc. From 1996 through 1998, Mr. Belcher was the Chief Financial Officer for Anderson Group Inc. From 1994 to 1996, he served as a Principal of Booz, Allen & Hamilton in their New York office. From 1988 to 1994, Mr. Belcher was Executive Vice President of Trinity Capital Corporation, a privately held merchant banking business based in Stamford, Connecticut. From 1981 until 1988, Mr. Belcher served in a variety of senior staff positions with Combustion Engineering, Inc., including Corporate Vice President - Operations Consulting and Corporate Vice President - Strategic Planning. His experience with Combustion Engineering, Inc., as well as with Kendall Company’s Hospital Products Division, involved numerous manufacturing cost studies, budget development and control, as well as information systems development. Mr. Belcher received his B.A. degree and M.A. degree in Economics from Vanderbilt University and his M.B.A. with high distinction from the Harvard Business School. In addition, he served in the U.S. Navy as a Supply Officer from 1971 to 1974.

     Carmen L. Diersen has been Chief Financial Officer of Spine Wave, Inc. since September 5, 2006. Ms. Diersen was Executive Vice President and Chief Financial Officer of American Medical Systems, Inc. from March 2004 until 2006. From 1992 to 2004, she held positions in which she was responsible for finance, business development, and general management at Medtronic, Inc. From March 2002 through 2003, she was Vice President, General Manager, Musculoskeletal Tissue Services; from February 1999 through March 2002, she was Vice President of Finance and Administration and Vice President of Business Development, Americas and Asia Pacific. Between 1992 and 1999, Ms. Diersen held financial positions in Medtronic, Inc.’s Heart Valve Division, its Tachyarrhythmia Management Division and its Bradycardia Pacing Division. From 1982 to 1992, she held various financial positions at Honeywell Inc. She is also a director of SonoSite, Inc. since September 2005. Ms. Diersen received a B.S. in Accounting from the University of North Dakota and an M.B.A. degree from the University of Minnesota, Carlson School of Management, and is a Certified Public Accountant.

     James V. Dandeneau has been President of the Company’s subsidiary, Putnam Plastics Company, LLC, since November 2004. Mr. Dandeneau was nominated and elected as a director of the Company on December 8, 2006 in accordance with the agreement by which Memry Corporation acquired Putnam Plastics. Prior to that time, Mr. Dandeneau was the President of Putnam Plastics Corporation, a company that Mr. Dandeneau founded in 1984. Under his direction, Putnam Plastics has become one of the nation’s leading specialty polymer-extrusion companies serving the medical device industry. Mr. Dandeneau graduated from the University of Massachusetts Lowell with a B.S. degree in plastic engineering. He worked with Sabin Corporation, a division of Cook, Inc., from the time he graduated until he founded Putnam Plastics.

Director Independence

     The listing standards of the American Stock Exchange require that a majority of the members of a listed company’s board of directors be independent and that each listed company’s board of directors make an affirmative determination that those persons serving as independent directors have no relationships that would impair their independence. The Board of Directors has determined that each director other than Messrs. Belcher and Dandeneau is independent.

Committees

     The Board of Directors has established three committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

     The Audit Committee presently consists of Ms. Diersen and Messrs. Krusen and Marchal. The main function of the Audit Committee is to oversee the Company’s accounting and financial reporting processes, internal systems of control, relationship with the independent registered public accounting firm and audits of the Company’s financial statements. The Audit Committee is also responsible for determining the appointment of the Company’s independent registered public accounting firm and any change in that appointment, and for ensuring the auditors’ independence. Each member of the Audit Committee is “independent,” as such term is defined in the listing standards for companies listed on the American Stock Exchange. Each member of the Audit Committee also satisfies the Securities and Exchange Commission’s additional independence requirement for members of audit committees. The Board has determined that Ms. Diersen, Chairman of the Audit Committee and Director, is an audit committee financial expert (as such term is defined by the Securities and Exchange Commission). The Board made such determination on the basis of Ms. Diersen’s prior experience, including, among other things, her extensive experience as a financial officer and in other positions that involve the performance of functions similar to those performed by a financial officer, as well as her educational background, as described above. The Audit Committee met eight times during the fiscal year ended June 30, 2006. A copy of the written charter adopted by the Board of Directors for the Audit Committee and as currently in effect is included on the Company’s website, www.memry.com. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter, and the Board of Directors confirms the Audit Committee Charter, on an annual basis.

     The Compensation Committee, the members of which are currently Messrs. de Beaumont, Coady and Dr. Snape, is authorized, subject to review by the entire Board (i) to determine the compensation of officers and directors of the Company and its subsidiaries and (ii) to review the adequacy of all employee benefit plans and revise existing plans or develop new plans when appropriate. The Compensation Committee is also authorized to make awards under, and oversee the administration of, the Company’s stock option plans. Each member of the Compensation Committee is “independent,” as defined in the listing standards for companies listed on the American Stock Exchange. The Compensation Committee met four times during the fiscal year ended June 30, 2006.

     The Corporate Governance and Nominating Committee, the members of which are currently Messrs. Coady, Krusen and Marchal, is responsible for identifying, screening, and recommending qualified candidates to serve on the Company’s Board of Directors and for taking a leadership role in shaping the corporate governance of the Company. A copy of the written charter adopted by the Board of Directors for the Corporate Governance and Nominating Committee and as currently in effect is included on the Company’s website, www.memry.com. Pursuant to its charter, the Committee is directed, among other things, to: develop and recommend to the Board specific guidelines and criteria for selecting nominees to the Board; formulate a process to identify and evaluate candidates to be recommended; review periodically compensation programs for non-employee directors and make recommendations for changes when appropriate; evaluate the performance of incumbent members of the Board to determine whether to recommend such persons for re-election; and review the corporate governance principles of the Company and the Company’s Code of Conduct and Ethics, recommending changes where appropriate. Each member of the Corporate Governance and Nominating Committee is “independent,” as defined in the listing standards for companies listed on the American Stock Exchange. The Corporate Governance and Nominating Committee met one time during the fiscal year ended June 30, 2006. During the second quarter of the fiscal year ending June 30, 2007 the Corporate Governance and Nominating Committee met to recommend the nomination of the directors for which proxies are being hereby solicited.

      It is the policy of the Company that the Corporate Governance and Nominating Committee consider recommendations for the nomination of directors submitted by holders of the Company’s shares entitled to vote generally in the election of directors. The Committee will give consideration to such recommendations that have been submitted in accordance with procedural requirements adopted by the Committee where it has not determined to re-nominate a qualified incumbent director. All stockholder nominating recommendations must be in writing, addressed to the Corporate Governance and Nominating Committee, care of the Secretary, Memry Corporation, 3 Berkshire Boulevard, Bethel, Connecticut 06801. Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. Stockholders wishing to recommend nominees for election as directors at an annual meeting should submit such recommendation, together with any relevant information that they wish the Corporate Governance and Nominating Committee to consider, no later than 120 days prior to such annual meeting of stockholders.

     In addition to the foregoing, stockholders may nominate directors for election without consideration by the Corporate Governance and Nominating Committee by complying with the eligibility, advance notice and other provisions of the Company’s Bylaws. Under the Company’s Bylaws, a stockholder is eligible to submit a stockholder nomination if the stockholder is entitled to vote for the election of directors at the meeting at which the director(s) will be elected. The stockholder also must provide the Company timely notice of the nomination and the notice must contain specified information concerning the nominee and the stockholder proposing the nomination. Any stockholder desiring a copy of the Company’s bylaws will be furnished a copy without charge upon written request to the Secretary of the Company at the address provided in this Proxy Statement. See “STOCKHOLDER PROPOSALS” below.

Process for Identifying and Evaluating Nominees for Director

     The Company is of the view that the continuing service of qualified incumbents on its Board of Directors promotes stability and continuity in the board room, contributing to the Board’s ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the Corporate Governance and Nominating Committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the Committee’s criteria for membership on the Board, whom the Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board. Consistent with this policy, in considering candidates for election at annual meetings of stockholders, the Committee will first determine the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board. The Committee will evaluate the qualifications and performance of each such incumbent director and, in particular, will:

  consider if the director continues to satisfy the minimum qualifications (as described below) for director candidates adopted by the Committee;

  review the assessments of the performance of the director during the preceding term made by the Committee; and

  determine whether there exist any special, countervailing considerations against re-nomination of the director.

If the Committee determines that:

  an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term; and

  there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Committee’s view the incumbent should not be re-nominated,

  the Committee will, absent special circumstances, propose the incumbent director for re-election.

     The Committee will identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board.

     The Committee will solicit recommendations for nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board, including members of the Committee, and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates, and where such a search firm is engaged, the Committee shall set its fees and scope of engagement.

     As to each recommended candidate that the Committee believes merits consideration, the Committee will:

  cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company’s proxy statement under the rules of the Securities and Exchange Commission and any relationship between the candidate and the person or persons recommending the candidate;

  determine if the candidate satisfies the minimum qualifications required by the Committee of candidates for election as director;

  determine if the candidate possesses any of the specific qualities or skills that under the Committee’s policies must be possessed by one or more members of the Board;

  consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and

  consider the extent to which the membership of the candidate on the Board will promote diversity among the directors.

     In its discretion, the Committee may solicit the views of the Chief Executive Officer, other members of the Company’s senior management and other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors. In addition, at its discretion, the Committee may designate one or more of its members (or the entire Committee) to interview any proposed candidate.

     Based on all available information and relevant considerations, the Committee will select, a candidate who, in the view of the Committee, is most suited for membership on the Board.

     In making its selection, the Committee will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates.

Qualifications for Directors

     The Corporate Governance and Nominating Committee believes that members of the Company’s Board of Directors must posses certain basic personal and professional qualities in order to properly discharge their fiduciary duties to stockholders, provide effective oversight of the management of the Company and monitor the Company’s adherence to principles of sound corporate governance. It is therefore the policy of the Committee that all persons nominated to serve as a director of the Company should meet the following minimum qualifications:

     Integrity. All candidates must be individuals of personal integrity and ethical character, and who value and appreciate these qualities in others.

     Absence of Conflicts of Interest. Candidates should not have any interests that would materially impair his or her ability to (i) exercise independent judgment, or (ii) otherwise discharge the fiduciary duties owed as a director to the Company and its stockholders.

     Fair and Equal Representation. Candidates must be able to represent fairly and equally all stockholders of the Company without favoring or advancing any particular stockholder or other constituency of the Company.

     Achievement. Candidates must have demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor.

     Oversight. Candidates are expected to have sound judgment, borne of management or policy-making experience (which may be as an advisor or consultant) that demonstrates an ability to function effectively in an oversight role.

     Business Understanding. Candidates must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to the Company. These include:

  contemporary governance concerns;

  regulatory obligations of a public issuer;

  strategic business planning;

  competition in a global economy; and

  basic concepts of corporate finance.

     Available Time. Candidates must have, and be prepared to devote, adequate time to the Board and its committees. It is expected that each candidate will be available to attend substantially all meetings of the Board and any committees on which the candidate will serve, as well as the Company’s Annual Meeting of Stockholders, after taking into consideration their other business and professional commitments, including service on the boards of other companies.

     Limited Exceptions. Under exceptional and limited circumstances, the Committee may approve the candidacy of a nominee who does not satisfy all of these requirements if it believes the service of such nominee is in the best interests of the Company and its stockholders.

     In addition to the satisfaction of threshold criteria, the Committee will also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate’s credentials, experience and expertise, the composition of the Board at the time, and other relevant circumstances. In particular, the Committee will also consider whether:

  at least a majority of the directors serving at any time on the Board are independent, as defined under the rules of the principal stock market on which the Company’s Common Shares are listed for trading;

  at least three of the directors satisfy the financial literacy requirements required for service on the audit committee under the rules of the principal stock market on which the Company’s Common Shares are listed for trading;

  at least one of the directors qualifies as an audit committee financial expert under the rules of the Securities and Exchange Commission;

  at least some of the independent directors have experience as senior executives of a public or substantial private company; and

  at least some of the independent directors have general familiarity with an industry or industries in which the Company conducts a substantial portion of its business or in related industries.

     The Committee will also seek to promote through the nominations process an appropriate diversity on the Board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship.

Attendance at Meetings

     The Board of Directors held nine meetings during the fiscal year ended June 30, 2006. Each incumbent director attended 75% or more of the aggregate of the total number of meetings of the Board of Directors from the time each such director was duly elected or appointed to serve as director in fiscal year 2006 and the total number of meetings held by all committees of the Board on which each director served during such period. Each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent his or her attendance. Where a director is unable to attend an annual meeting in person, but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting. At last year’s annual meeting, each individual who at that time was serving as a member of the Board of Directors attended the meeting in person.

Compensation of Directors

     All non-employee directors who remain as such as of the last day of any given fiscal quarter are issued quarterly, in arrears, within 60 days of the last day of each fiscal quarter, such number of shares of Common Stock as shall have a fair market value equal to $3,000, up to a maximum number of 4,000 shares with respect to any fiscal quarter. Such stock grants are fully vested at the time of grant. In addition, all non-employee directors who remain as such as of the last day of any given fiscal quarter are issued quarterly, in arrears, effective as of the last day of each fiscal quarter, non-qualified stock options to acquire such number of shares of Common Stock (subject to restrictions and risk of forfeiture) as shall have a fair market value equal to $4,500, at a per share exercise price equal to the fair market value. The fair market value of the grant of stock or stock options to non-employee directors is equal to the last reported trading price on the last trading day of the applicable fiscal quarter. All such options granted to non-employee directors become vested and exercisable in equal thirds on each of the first, second and third annual anniversaries of the date of grant; however a non-employee director’s options are subject to forfeiture if, prior to their vesting, the director voluntarily resigns (other than following certain defined “changes of control”). In addition, all non-employee directors are entitled to receive $1,000 for each meeting of the entire board, and $600 for each committee meeting, attended by them. Each non-employee director who serves as either the Chairman of the Board of Directors or as a Chairman of a committee is entitled to receive a Chairman’s Payment, which is paid quarterly. The Chairpersons are paid as follows: (i) Chairman of the Board of Directors - $2,000 per quarter; (ii) Chairman, Corporate Governance Committee - $1,000 per quarter; (iii) Chairman, Compensation Committee - $1,500 per quarter; and (iv) Chairman, Audit Committee - $3,000 per quarter. Directors are all reimbursed for expenses reasonably incurred in connection with the performance of their duties.

Communications with the Board of Directors

     The Board of Directors of the Company provides a process for stockholders to send communications to the Board, committees of the Board and individual directors. The manner in which stockholders can send such communications, and the Company’s process for determining which communications will be relayed to board members is included on the Company’s website, www.memry.com.

Code of Conduct and Ethics

     The Company has adopted a Code of Conduct and Ethics that applies to all members of the Board of Directors and to all officers and employees of the Company, including its principal executive officer, principal financial officer, principal accounting officer and controller. The Code is available on the Company’s website, www.memry. com, and print copies are available to any stockholder who makes a request directed to the attention of the Secretary, Memry Corporation, 3 Berkshire Boulevard, Bethel, Connecticut 06801. The Code also serves as the Company’s “code of ethics,” as defined in Item 406(b) of Regulation S-K. In addition, except as otherwise may be required by the listing standards for companies listed on the American Stock Exchange, the Company intends to satisfy the disclosure requirements of Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of the Code that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer, controller or any person performing similar functions and relates to any element of the definition of “code of ethics” set forth in Item 406(b) of Regulation S-K by posting such information on its website, www.memry.com.

Executive Officers of the Company

     The following table lists information regarding the current executive officers of the Company:

Name	Position	Age

Robert P. Belcher	Chief Executive Officer	58

Dean J. Tulumaris	President, Chief Operating Officer	50

Richard F. Sowerby	Chief Financial Officer and Treasurer	52

James V. Dandeneau	President Putnam Plastics Division	48

     Executive officers are elected until the next annual meeting of the Board of Directors and until their respective successors are elected and qualified. Information with respect to Messrs. Belcher and Dandeneau are set forth above under the heading “Directors and Nominees for Director.”

     Dean J. Tulumaris has been employed by the Company since August 2002. In April 2006, Mr. Tulumaris was elected President and Chief Operating Officer of the Company. From May 2004 until April 2006, Mr. Tulumaris was Chief Operating Officer. Prior to that time he served as the Company’s Vice President – Operations and General Manager. From 2000 to 2002, Mr. Tulumaris was the Vice President and General Manager of Medsource Corporation’s Plastic Division. From 1999 to 2000, he served as Vice President of Eastern Operations for Reynolds & Reynolds, a manufacturer and distributor of printed-paper labels in Dayton, Ohio. From 1996 to 1999, Mr. Tulumaris was the Director of Ohio Operations for Rubbermaid, Inc. Mr. Tulumaris holds a B.A. degree in Business Economics and an M.B.A. degree in Operations from Lewis University.

     Richard F. Sowerby joined Memry as Chief Financial Officer and Treasurer in 2006. He has responsibility for Memry’s finance function, including financial reporting and control, accounting, risk management, information technology and investor relations. Prior to joining Memry, Mr. Sowerby served as chief financial officer of Latex International, a position held since 2002. His duties included finance, information technology and supply chain management. In addition he was interim president during 2004 and served on the board of directors of Shanghai Delviel, a Chinese Joint Venture. He was previously chief financial officer of Interstate Resources and corporate vice president of finance for Sealy Incorporated from 1995-2001. He served five years as corporate controller for Elliott Company. He also served nine years in increasingly responsible financial positions with Sunbeam Corporation culminating in the promotion to vice president controller of the Sunbeam-Oster Housewares Division. Mr. Sowerby earned his B.S. in accounting from Pennsylvania State University and his M.B.A. in finance from Duquesne University.

Executive Compensation

     The following table sets forth certain information for the fiscal years ended June 30, 2006, 2005 and 2004 regarding the total remuneration paid to the Company’s chief executive officer and its other executive officers.

Summary Compensation Table

						Long-Term
						Compensation
		Annual Compensation				Awards

						Shares of
						Common Stock
Name & Principal	Fiscal					Underlying		All Other
Position	Year	Salary		Bonus		Options (#)		Compensation

James G. Binch(1)	2006	$406,542	(2)	$183,344	(3)	0	(4)	$133,231	(5)
Former President and	2005	$311,000		$69,498		0	(4)	$36,231	(5)
Chief Executive Officer	2004	$284,500		$0		115,000	(4)	$36,000	(5)

Robert P. Belcher	2006	$254,688		$56,192		105,000	(6)	$21,000	(7)
Chief Executive Officer	2005	$214,373		$36,938		100,000	(6)	$21,000	(7)
	2004	$200,900		$0		40,000	(6)	$6,000	(7)

Dean J. Tulumaris	2006	$193,575		$41,658		40,000	(8)	$11,506	(9)
President and Chief	2005	$186,923		$25,543		60,000	(8)	$11,073	(9)
Operating Officer	2004	$168,923		$20,000		100,000	(8)	$6,000	(9)

Dr. Ming H. Wu (10)	2006	$162,444		$27,617		25,000	(11)	$1,250	(12)
Vice President - Office of	2005	$162,091		$20,988		0		$0
Technology	2004	$151,414		$0		25,000	(11)	$0

James V. Dandeneau(13)	2006	$206,213		$31,665		40,000	(15)	$3,000	(16)
President Putnam Plastics	2005	$126,923	(13)(14)	$0		40,000	(15)	$2,308	(16)
Division

Richard F. Sowerby(17)	2006	N/A		N/A		N/A		N/A
Chief Financial Officer
and Treasurer

____________________

(1)       Mr. Binch retired from his position as President and Chief Executive Officer of the Company on December 9, 2005, effective as of such date. Mr. Binch retired as an employee effective January 19, 2006.

(2)       Mr. Binch’s salary for fiscal year 2006 included $172,232 regular compensation and $216,671 in separation payments beginning on the first regularly scheduled pay date subsequent to his retirement date and $17,639 in accrued but unused vacation time at the time of his retirement.

(3)       Mr. Binch’s bonus payment for fiscal year 2006 included $94,063 attributable to performance during the prior fiscal year and $89,281 paid in accordance with Mr. Binch’s separation agreement.

(4)       With respect to the 115,000 options granted in fiscal 2004, 0 remain outstanding. Options were not granted in fiscal year 2005 or fiscal year 2006. In accordance with Mr. Binch’s separation agreement, all outstanding qualified and non-qualified stock options and other incentive rights held by Mr. Binch were purchased by the Company in return for a cash amount of $100,000.

(5)       Mr. Binch received a $6,000 car allowance in fiscal 2004, a $6,231 car allowance in fiscal 2005 and a $3,231 car allowance in fiscal 2006. Mr. Binch received four quarterly payments of $7,500 each in each of fiscal years 2004, 2005 and 2006, respectively, all of which are intended to be invested by Mr. Binch at his discretion for retirement planning. In fiscal 2006, in accordance with Mr. Binch’s separation agreement, all outstanding qualified and non-qualified stock options and other incentive rights held by Mr. Binch were purchased by the Company in return for a cash amount of $100,000.

(6)       With respect to the 40,000 options granted in fiscal 2004, 20,000 are exercisable and 20,000 become exercisable in equal installments on May 18 of each of 2007 and 2008 at an exercise price of $1.74 per share. With respect to the 100,000 options granted in fiscal 2005, 25,000 are exercisable and 75,000 become exercisable in equal installments on July 21 of each of 2006, 2007 and 2008 at an exercise price of $1.40 per share. With respect to 55,000 of the aggregate 105,000 options granted in fiscal 2006, 0 are exercisable, as per the performance-based vesting schedule, as of June 30, 2006, 18,333 stock options of the original stock option grant of 55,000 were cancelled and will not become exercisable, the remaining 36,667 become exercisable in equal installments on July 28 of each of 2007 and 2008 at an exercise price of $2.38 per share. Of the remaining 50,000 options, 0 are currently exercisable and 50,000 become exercisable in equal installments on January 19 of each 2007, 2008, 2009 and 2010 at an exercise price of $1.90 per share.

(7)       Mr. Belcher received car allowances of $6,000 in each of fiscal 2004, 2005 and 2006, respectively. Mr. Belcher received a payment of $15,000 in each of fiscal 2005 and 2006, all of which is intended to be invested by Mr. Belcher at his discretion for retirement planning.

(8)       With respect to the 100,000 options granted in fiscal 2004, 50,000 are exercisable and 50,000 become exercisable in equal installments on May 18 of each of 2007 and 2008 at an exercise price of $1.74 per share. With respect to the 60,000 options granted in fiscal 2005, 20,000 have been cancelled and will not become exercisable, 10,000 are currently exercisable and 30,000 become exercisable in equal installments on November 1 of each of 2006, 2007 and 2008 at an exercise price of $1.66 per share. With respect to the 40,000 options granted in fiscal 2006, 0 are exercisable, as per the performance-based vesting schedule, as of June 30, 2006, 13,333 stock options of the original stock option grant of 40,000 were cancelled and will not become exercisable, the remaining 26,667 become exercisable in equal installments on July 28 of each of 2007 and 2008 at an exercise price of $2.38 per share.

(9)      Mr. Tulumaris received a car allowance of $6,000 in fiscal 2004 and $4,615 in fiscal 2005 and leased car payments of $5,697 and $761 for car insurance payments. In fiscal 2006, in lieu of a car allowance, Mr. Tulumaris received leased car payments of $8,941 and $2,565 for car insurance payments.

(10)     Dr. Ming H. Wu voluntarily resigned his position as Vice President — Office of Technology on September 22, 2006 and as of that date is no longer employed by the Company. Dr. Wu’s unvested options expired upon his voluntary resignation on September 22, 2006. Dr. Wu’s employment agreement terminated upon his voluntary resignation on September 22, 2006. In connection with this resignation, the Company and Dr. Wu entered into a letter agreement, which amended the terms of his vested and outstanding options. These options were amended to provide that 22,000 of Dr. Wu’s vested and outstanding options, which were granted on December 5, 1996, will expire on December 5, 2006 and the remaining 77,200 of his vested and outstanding options will expire on December 22, 2006, or three months from the last day of his employment with the Company.

(11)     With respect to the 25,000 options granted to Dr. Wu in fiscal 2004, 12,500 are exercisable and the remaining 12,500 expired on September 22, 2006 upon his resignation from the Company. Options were not granted in fiscal year 2005. With respect to the 25,000 options granted in fiscal 2006, 0 are exercisable, as per the performance-based vesting schedule and all such options expired on September 22, 2006 upon his resignation from the Company.

(12)     Dr. Wu received $1,250 for Inventors/Patent Awards.

(13)     Mr. Dandeneau commenced employment with the Company in November 2004. As such, there is no information reportable for the fiscal year ended June 30, 2004 for Mr. Dandeneau.

(14)     Mr. Dandeneau commenced employment with the Company in November 2004 and thus the salary received in fiscal year 2005 represented payment for services from November 2004 through June 2005.

(15)     With respect to the 40,000 options granted to Mr. Dandeneau in fiscal 2005, 10,000 are exercisable and 30,000 become exercisable in equal installments on November 11 of each of 2006, 2007 and 2008 at an exercise price of $2.38 per share. With respect to the 40,000 options granted in fiscal 2006, 0 are currently exercisable, as per the performance-based vesting schedule, as of June 30, 2006, 13,333 stock options of the original stock option grant of 40,000 were cancelled and will not become exercisable, the remaining 26,667 become exercisable in equal installments on July 28 of each of 2007 and 2008 at an exercise price of $2.38 per share.

(16)     Mr. Dandeneau received a $2,308 car allowance in fiscal 2005 and a $3,000 car allowance in fiscal 2006.

(17)     Mr. Sowerby commenced employment with the Company on August 14, 2006.

____________________

Option/SAR Grants In Last Fiscal Year

						POTENTIAL REALIZABLE VALUE
						AT ASSUMED ANNUAL RATES OF
						STOCK PRICE APPRECIATION
INDIVIDUAL GRANTS						FOR OPTION TERM

	Number of
	Shares of
	Common		Percent of
	Stock		Total
	Underlying		Options/SARs	Exercise
	Unexercised		Granted to	or Base
	Options/SARs		Employees in	Price	Expiration
Name	Granted (#)		Fiscal Year(1)	($/Share)	Date	5% ($)	10% ($)

James G.	0/	0	0%	$0	0	$0	$0
Binch(2)

Robert P.	50,000/0	(3)	6.44%	$1.90	1/19/16	$59,745	$151,406
Belcher
	55,000/0	(4)	7.08%	$2.38	7/28/15	$82,322	$208,621

Dean	40,000/0	(5)	5.15%	$2.38	7/28/15	$59,871	$151,724
Tulumaris

Dr. Ming H.	25,000/0	(6)	3.22%	$2.38	12/22/06	$37,419	$94,828
Wu

James V.	40,000/0	(7)	5.15%	$2.38	7/28/15	$59,871	$151,724
Dandeneau

Richard F.	-		-	-	-	-	-
Sowerby(8)

____________________

(1)       Assumes full vesting of options.

(2)        Mr. Binch retired from his position as President and Chief Executive Officer of the Company on December 9, 2005, effective as of such date. Mr. Binch retired as an employee effective January 19, 2006. In accordance with Mr. Binch’s separation agreement, all outstanding qualified and non-qualified stock options and other incentive rights held by Mr. Binch were purchased by the company in return for a cash amount of $100,000.

(3)        The options vest in equal installments on January 19 of each of 2007, 2008, 2009 and 2010.

(4)        As per the performance-based vesting schedule of these performance-based awards, as of June 30, 2006, 18,333 options of the original stock option grant of 55,000 were cancelled and will not become exercisable. The remaining 36,667 stock options vest in equal installments on July 28 of each 2007 and 2008.

(5)        As per the performance-based vesting schedule of these performance-based awards, as of June 30, 2006, 13,333 options of the original stock option grant of 40,000 were cancelled and will not become exercisable. The remaining 26,667 stock options vest in equal installments on July 28 of each 2007 and 2008.

(6)        Dr. Wu’s unvested options expired upon his voluntary resignation on September 22, 2006. Dr. Wu’s employment agreement terminated upon his voluntary resignation on September 22, 2006. In connection with this resignation, the Company and Dr. Wu entered into a letter agreement, which amended the terms of his vested and outstanding options. These options were amended to provide that 22,000 of Dr. Wu’s vested and outstanding options, which were granted on December 5, 1996, will expire on December 5, 2006 and the remaining 77,200 of his vested and outstanding options will expire on December 22, 2006, or three months from the last day of his employment with the company.

(7)        As per the performance-based vesting schedule of these performance-based awards, as of June 30, 2006, 13,333 options of the original stock option grant of 40,000 were cancelled and will not become exercisable. The remaining 26,667 stock options vest in equal installments on July 28 of each 2007 and 2008.

(8)        Mr. Sowerby commenced employment with the Company on August 14, 2006.

Aggregated Option/SAR Exercises in Last
Fiscal Year and FY-End Option/SAR Values

			Number of Shares of Common	Value of Unexercised In-the-
			Stock Underlying Unexercised	Money Options/SARs at FY-
	Shares Acquired	Value	Options/SARs at FY-End (#)	End ($)
Name	on Exercise	Realized	Exercisable/Unexercisable(1)	Exercisable/Unexercisable(2)

James G.	85,850	$100,478	0/0 (4)	$0/$0
Binch (3)

Robert P.	0	0	403,000/191,666	$586,790/$250,300
Belcher

Dean J.	0	0	113,750/137,916	$173,338/$173,912
Tulumaris

Dr. Ming	14,500	$9,790	132,950/35,416	$174,108/$39,812
H. Wu

James V.	0	0	10,000/56,666	$6,400/$36,800
Dandeneau

Richard F.	-	-	-	-
Sowerby (5)

____________________

(1)       Amounts reflect the status of outstanding options as of June 30, 2006.

(2)       Based on the closing price per share of the Company’s Common Stock of $3.04 on June 30, 2006, the last trading day of the Company’s fiscal year ended June 30, 2006.

(3)       Mr. Binch retired from his positions as President and Chief Executive Officer of the Company on December 9, 2005

(4)       In accordance with Mr. Binch’s separation agreement, all outstanding qualified and non-qualified stock options and other incentive rights held by Mr. Binch were purchased by the Company in return for a cash payment of $ 100,000.

(5)       Mr. Sowerby commenced employment with the Company on August 14, 2006.

Equity Compensation Plan Information

	(a)	(b)	(c)
			Number of securities
			remaining available for
	Number of securities to	Weighted-average	future issuance under
	be issued upon exercise	exercise price of	equity compensation
	of outstanding options,	outstanding options,	plans (excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))(1)

Equity compensation
plans approved by
security holders	3,468,255	$1.78	2,942,950

Equity compensation
plans not approved
by security holders	0	$0.00	N/A

Total	3,468,255	$1.78	2,942,950
____________________

(1)	Does not include securities that will be available for issuance following approval of the Company’s 2006 Long-Term Incentive Plan by the stockholders of the Company.

Employment Agreements

       Employment Agreement with Robert P. Belcher

     Effective July 21, 2004, the Company entered into an Amended and Restated Employment Agreement with Mr. Belcher in substitution for an employment agreement which had been in place since September 2001. Pursuant to the amended agreement, Mr. Belcher served in the capacities of Vice Chairman, Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary. The initial term of the amended agreement ended on August 31, 2005, and it now automatically renews for successive one-year periods unless or until Mr. Belcher or the Company gives notice of his or its intention not to renew.

     On December 9, 2005, the Company’s Board of Directors elected Robert P. Belcher to serve as the Company’s President and Chief Executive Officer on an interim basis. On January 19, 2006, the Company and Mr. Belcher entered into Amendment No. 1 to the Amended and Restated Employment Agreement dated July 21, 2004, between the Company and Mr. Belcher (the “Amended Agreement”). The Amended Agreement was entered into to reflect Mr. Belcher’s increased responsibilities as interim President and Chief Executive Officer. This Amendment provided (i) Mr. Belcher’s annual base salary would be increased to $278,299 and in the event Mr. Belcher was not appointed by the Board to the position of Chief Executive Officer it would be reduced by $55,640 from the annual base salary in effect prior to such reduction, (ii) that in the event the Company elected not to renew the Agreement at the end of any Term, then the Company would pay Mr. Belcher’s base salary for a period of eighteen (18) months following termination of the Agreement, and (b) an amount equal to 150% of Mr. Belcher target bonus then in effect in one lump-sum, (iii) Mr. Belcher’s annual target bonus would be increased to 60%, (iv) that as soon as practicable after January 19, 2006 Mr. Belcher would be awarded 50,000 shares of common stock pursuant to the Company’s Amended and Restated 1997 Long Term Incentive Plan to vest in four equal installments beginning on the first anniversary of the date of grant, (v) in the event of a voluntary resignation by Mr. Belcher for “Good Reason” or involuntary termination by the Company without cause, Mr. Belcher will be entitled to a lump sum payment equal to the sum of (a) 150% of Mr. Belcher’s annual base salary, at the rate then in effect and (b) 150% of his target bonus for the fiscal year during which termination occurs.

     On April 13, 2006, the Company and Mr. Belcher entered into Amendment No. 2 to the Amended and Restated Employment Agreement dated July 21, 2004. This Amendment provided that in the event the Board appointed Mr. Belcher the Chief Executive Officer of the Company on a non-interim basis (i) Mr. Belcher’s compensation would remain at the current level, until such time as the Board should determine it should change and (ii) that Mr. Belcher’s annual target cash bonus would remain at 60%. In addition, the Board agreed that Mr. Belcher should also be eligible to receive, on an annual basis, 175,000 options pursuant to any bonus and/or incentive compensation programs established by the Company.

     On April 28, 2006, the Company’s Board of Directors appointed Mr. Belcher the Chief Executive Officer of the Company on a non-interim basis.

      Mr. Belcher’s Agreement also provides for additional compensation in the form of an automobile allowance of $500 per month, up to $15,000 per year towards retirement and/or deferred compensation benefits and certain other fringe benefits and perquisites as set forth in the agreement.

       Employment Agreement with James G. Binch

     Effective September 8, 2004, the Company and Mr. Binch entered into an Employment Agreement that covered Mr. Binch’s employment until the time of his retirement and the appointment of a successor President and Chief Executive Officer of the Company. The Employment Agreement also provided that in the event of termination of Mr. Binch’s employment for any reason other than for cause, (i) each outstanding option held by Mr. Binch as of September 8, 2004 that was not an incentive stock option and that remained unexercised, but vested, at the time of termination would terminate upon the tenth anniversary of grant of such option and (ii) each outstanding option held by Mr. Binch as of September 8, 2004 that was an incentive stock option would be amended to provide that each such vested option would be deemed to no longer be an incentive stock option, but would not terminate until the tenth anniversary of grant of such option (it having been further agreed and understood that any options described above which remained unvested at the time of termination would, by their terms, terminate at such time).

     On December 9, 2005, Mr. Binch retired from his position as President and Chief Executive Officer of the Company. In connection with Mr. Binch’s retirement, the Company entered into a Separation Agreement, dated December 9, 2005, with Mr. Binch (the “Separation Agreement”).

     The Separation Agreement provides that Mr. Binch’s retirement from the positions as President and Chief Executive Officer of the Company was effective December 9, 2005, and that Mr. Binch retired as an employee of the Company effective as of the close of business on January 19, 2006 (the “Termination Date”). Mr. Binch remained a director of the Company until January 19, 2006. Pursuant to the Separation Agreement, Mr. Binch agreed not to stand for election to the Company’s Board of Directors at the Annual Meeting held on January 19, 2006.

     The Separation Agreement also provides that on the Termination Date, Mr. Binch sold to the Company, and the Company purchased from Mr. Binch, all of Mr. Binch’s qualified and non-qualified stock options and other incentive rights (the “Stock Options”) in return for cash consideration in the amount of $100,000. Mr. Binch agreed not to sell, transfer, convey, exercise, or otherwise dispose of any of the Stock Options until the Termination Date.

          Under the Separation Agreement, the Company and Mr. Binch agreed to treat Mr. Binch’s retirement as if his employment with the Company was terminated by the Company without cause pursuant to the terms of the Employment Agreement described above, subject to certain modifications. Mr. Binch agreed, in lieu of bi-weekly payments equal to his bi-weekly salary payments for two years from the Termination Date, to instead receive an aggregate of $500,000, payable in equal bi-weekly installment payments, made at such time as the Company pays its employees generally, with the first installment to be paid on the first date on which the Company pays its employee’s subsequent to the Termination Date and the last installment to be paid on the last date on or prior to March 15, 2007, on which the Company pays its employees. Mr. Binch also agreed, instead of receiving bonuses for the fiscal years ending during such period equal in each year to 50% of the sum of the annual bonuses

Mr. Binch received with respect to the two fiscal years ending immediately prior to the Termination Date, to accept a lump sum payment of $89,281. Lastly, Mr. Binch agreed, in lieu of receiving continued quarterly payments for retirement and/or deferred compensation benefits during the two-year period from the Termination Date, to have the Company make such payments in the manner paid for each of the four quarters of the 2006 calendar year, and to receive a one-time payment of $30,000 on March 15, 2007.

     The Separation Agreement also reduced Mr. Binch’s period not to compete from 24 months to a period extending from the Termination Date to March 15, 2007.

       Employment Agreement with James V. Dandeneau

     In connection with its acquisition of substantially all of the assets and assumed selected liabilities of Putnam Plastics Corporation in November of 2004, the Company’s subsidiary, Putnam Plastics Company LLC, entered into an Employment Agreement with Mr. Dandeneau, effective November 10, 2004. The Company purchased substantially all of the assets and assumed selected liabilities of Putnam Plastics Corporation, which was owned by MPAV Acquisition LLC, and in doing so, assumed the Employment Agreement with Mr. Dandeneau. Pursuant to the agreement, Mr. Dandeneau serves as President of Putnam Plastics Company LLC. The initial term of the agreement ends on November 9, 2007. The agreement entitles Mr. Dandeneau to receive (i) an annual base salary of $200,000; (ii) the option to acquire 40,000 shares of the Company’s Common Stock, vesting in four equal annual installments beginning on November 10, 2005; at an exercise price equal to $2.40 per share; (iii) additional compensation in the form of an annual target bonus equal to 45% of the annual base salary and/or stock option grants determined by and in the sole discretion of the Board of Directors of the Company; (iv) an automobile allowance of $500 per month; and (v) certain other fringe benefits and perquisites as set forth in the amended agreement.

     The agreement provides that if Mr. Dandeneau’s employment is terminated (a) by the Company without cause (other than at the end of any term), or (b) by Mr. Dandeneau for “Good Reason,” Mr. Dandeneau would become entitled to a lump-sum payment equal to the sum of (i) 100% of his annual salary at the rate in effect immediately prior to the date of termination until November 9, 2007, plus (ii) 100% of the target bonus otherwise payable until November 9, 2007. “Good Reason” is defined to mean (x) the failure by the Company to observe or comply with any provision of the agreement (if such failure has not been cured within 10 days after written notice of same has been given to the Company), or (y) a material diminution in the position, duties and/or responsibilities of Mr. Dandeneau upon or following a “Change of Control of the Company” (as defined in the agreement), provided that Mr. Dandeneau elected to terminate the agreement on that basis not later than two years following the date of such Change of Control.

       Employment Agreement with Dean J. Tulumaris

     On April 28, 2006, the Company’s Board of Directors appointed Dean J. Tulumaris the President of the Company. Effective April 28, 2006 the Company entered into an Amended and Restated Employment Agreement in substitution for the Amended and Restated Agreement dated May 26, 2005, which superseded and replaced the Offer Letter between the Company and Mr. Tulumaris, dated July 31, 2002. Pursuant to the new Agreement Mr. Tulumaris is employed as the President and Chief Operating Officer of the Company. The initial term of the amended agreement ends on May 19, 2007, and then automatically renews for successive one-year periods unless or until Mr. Tulumaris or the Company gives notice of intention not to renew. The agreement entitles Mr. Tulumaris to receive (i) an annual base salary of $220,350; (ii) an annual target bonus equal to 50% of the annual base salary, (iii) an annual award of 100,000 options pursuant to any bonus and/or incentive compensation programs that may be established by the Company, including without limitation the Company’s current incentive plans, (iv) use of a Company owned vehicle and (v) certain other fringe benefits and perquisites as set forth in the amended agreement.

     If the Company elects not to renew the amended agreement at the end of any one-year term, then the Company shall pay to Mr. Tulumaris his base salary for a period of 12 months following the termination of the amended agreement, as and when the same would otherwise be due including continuation of employee health insurance as provided to active employees, and an amount equal to 100% of his target bonus as then in effect, in one lump sum, unless such non-renewal by the Company is for cause.

     The Agreement provides that if Mr. Tulumaris’ employment is terminated (a) by the Company without cause (other than at the end of any term), or (b) by Mr. Tulumaris for “Good Reason,” in addition to the other rights to which Mr. Tulumaris is entitled upon a termination as provided in the Amended and Restated Employment Agreement, Mr. Tulumaris would become entitled to a lump-sum payment equal to the sum of (i) 100% of his annual salary at the rate in effect immediately prior to the date of termination, plus (ii) 100% of the bonus otherwise payable for the fiscal year during which termination occurs. “Good Reason” is defined to mean (x) the failure by the Company to observe or comply with any provision of the agreement (if such failure has not been cured within 10 days after written notice of same has been given to the Company), or (y) a material diminution in the position, duties and/or responsibilities of Mr. Tulumaris upon or following a “Change of Control of the Company” (as defined in the agreement), provided that Mr. Tulumaris elected to terminate the agreement on that basis not later than two years following the date of such Change of Control.

       Employment Agreement with Ming H. Wu

     On September 22, 2006 Dr. Ming H. Wu voluntarily resigned his position as Vice President Office of Technology. Until the date of his separation the terms of his employment were included in an Amended and Restated Employment Agreement dated March 1, 2003. Pursuant to the agreement, Dr. Wu served in the capacity of Vice President – Office of Technology. The agreement was a one-year employment agreement, which automatically renewed for successive one-year periods unless or until Dr. Wu or the Company gave notice of his or its intention not to renew. Pursuant to this provision, the term of the agreement had most recently been automatically renewed through February 28, 2007. The employment agreement entitled Dr. Wu to receive (i) an annual base salary of $150,000; (ii) additional compensation in the form of an annual target bonus of 35% of Dr. Wu’s annual base salary and/or stock option grants, determined by and in the sole discretion of the Board of Directors of the Company; and (iii) certain other fringe benefits and perquisites as set forth in the agreement. In July 2005, Dr. Wu’s salary was increased from $156,015 to $161,944.

     The agreement provided that if the Company elected not to renew the employment agreement at the end of any one-year term, then the Company would pay to Dr. Wu his base salary for a period of 12 months following the termination of the employment agreement, as and when the same would otherwise be due, and an amount equal to 50% of his target bonus, as then in effect, in one lump sum, unless such non-renewal by the Company was for cause.

     Dr. Wu’s agreement also provided that if his employment was terminated (a) by the Company without cause (other than at the end of any term), or (b) by Dr. Wu for “Good Reason,” Dr. Wu would become entitled to a lump-sum payment equal to the sum of (i) 100% of his annual salary at the rate in effect immediately prior to the date of termination, plus (ii) 50% of the bonus otherwise payable for the fiscal year during which termination occured. “Good Reason” was defined to mean (x) the failure by the Company to observe or comply with any provision of the agreement (if such failure has not been cured within 10 days after written notice of same has been given to the Company), or (y) a material diminution in the position, duties and/or responsibilities of Dr. Wu upon or following a “Change of Control of the Company” (as defined in the agreement), provided that Dr. Wu elected to terminate the agreement on that basis not later than two years following the date of such Change of Control.

     Dr. Wu’s employment agreement terminated upon his voluntary resignation on September 22, 2006. In connection with this resignation, the Company and Dr Wu entered into a letter agreement which amended the terms of his options. These options were amended to provide that 22,000 of Dr. Wu’s vested and outstanding options, which were granted on December 5, 1996, will expire on December 5, 2006 and the remaining 77,200 of his vested and outstanding options will expire on December 22, 2006, or three months from the last day of his employment with the company.

Certain Relationships and Related Transactions

     N/A

Audit Committee Report

     The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors of the Company. Management of the Company has the primary responsibility for the financial statements and the reporting process of the Company including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006 with management, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

     The Audit Committee reviewed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm responsible for expressing a report on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards Board Standard No. 61, as amended, “Communication with Audit Committees.” In addition, the Audit Committee discussed with the independent registered public accounting firm it’s independence from the Company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and considered the compatibility of nonaudit services with the auditors’ independence.

     The Audit Committee discussed with the Company’s management and independent registered public accounting firm the overall scope and plans for the Company’s annual audits. The Audit Committee met with the independent registered public accounting firm to discuss the results of it’s audits along with management’s responses to significant matters. Also, the Audit Committee discussed with management and the independent registered public accounting firm the integrity, adequacy and effectiveness of the Company’s financial reporting processes and accounting and financial controls. The Audit Committee held eight meetings during the fiscal year ended June 30, 2006.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company (and the Board of Directors of the Company has approved) that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006 for filing with the Securities and Exchange Commission.

By the Audit Committee of the Board of Directors:

Carmen L. Diersen
W. Andrew Krusen, Jr.
Francis Marchal

Compensation Committee Report on Executive Compensation

General

     The goals of the Company’s executive compensation program are as follows: (i) to attract and retain executives and to provide fair compensation to them taking into account the responsibilities undertaken by them; (ii) to motivate the Company’s executives to achieve the Company’s business strategy; and (iii) to align the interests of the Company’s executives and stockholders through the granting of options under the Stock Option Plan. The principal components of the Company’s executive officer compensation program are base salary, annual cash bonuses and stock options. The Company’s two stock option plans are administered by Messrs. de Beaumont, Coady and Dr. Snape, as described below. Certain of the Company’s executive officers also receive additional forms of compensation as described in the Summary Compensation Table and the footnotes thereto. For fiscal year 2006, the Compensation Committee made decisions with respect to the compensation of executive officers of the Company.

Base Salary

     Base salaries for the Company’s executive officers are determined, in part, through general geographic market conditions and comparisons with companies in the same or similar industries and other companies with which the Company competes for personnel. Additionally, other factors are considered such as individual experience and performance and the overall performance of the Company. Each executive’s base salary is reviewed on an annual basis and may be adjusted, consistent with the terms of any applicable employment agreement, based on (i) the individual’s contribution to the Company over the preceding year; (ii) a change in the individual’s responsibilities over the preceding year; (iii) any change in median competitive pay levels; or (iv) a general increase in the cost of living.

Annual Cash Bonuses

     Annual cash bonuses are paid to the Company’s executive officers based upon both the performance of the Company in the prior year and the performance of the executive officer, such performance measured against criteria that are established by the Compensation Committee and communicated to the executives during the fiscal year. The Compensation Committee also makes a tentative determination early in the fiscal year as to the aggregate amount of bonuses that will be paid to the Company’s employees at the end of the fiscal year based upon various results of the Company (usually based upon pre-tax income, but possibly adjusted for certain matters). Then, following the end of the fiscal year, the Compensation Committee determines the bonuses paid to the Company’s executives with respect to the prior fiscal year.

Equity Incentives

     The Compensation Committee believes that equity compensation should be emphasized in the compensation of executive officers because it is directly linked to the interests of the Company’s stockholders. The Company’s equity incentives to executive officers have been primarily in the form of stock option grants. Stock options are generally issued at an exercise price equal to the fair market value on the date of grant and will vest in equal installments. For fiscal year 2006, the Company issued performance-based stock options which vest in equal installments of 1/6 only upon achievement of each of two performance measures set over a three-year period as defined for each award. The Company also reserves the right to issue options which may vest on each anniversary of the grant date over a specified period. Such stock options generally become valuable only if the executive officer receiving the same continues in the employ of the Company and the stock price of the Company’s Common Stock subsequently increases.

Compensation of Chief Executive Officer

     In determining the salary, bonus and options to be granted to the Company’s Chief Executive Officer in fiscal year 2006, the Compensation Committee attempted to follow the policies for executive compensation described above. By virtue of his employment agreement with the Company entered into in an earlier fiscal year, Mr. Binch entered the 2006 fiscal year with a base salary of $311,000. Mr. Binch’s bonus payment for fiscal year 2006 included $94,063 attributable to performance during the prior fiscal year and $89,281 paid in accordance with Mr. Binch’s separation agreement. In approving the fiscal 2005 bonus, the Compensation Committee met with Mr. Binch to evaluate his performance, the Company’s performance and the performance of the Company’s other executive officers. The Compensation Committee awarded Mr. Binch’s bonus in light of positive developments that had occurred during fiscal year 2005, including the successful acquisition and integration of Putnam Plastics Company

     Subsequent to the determinations made on Mr. Binch’s Compensation, Mr. Binch left his position as Chief Executive Officer and was replaced by Mr. Belcher on an interim basis. At the time Mr. Belcher was elevated to CEO, while at the same time retaining his responsibilities as Chief Financial Officer, the Compensation Committee, in light of Mr. Belcher’s increased responsibilities, decided to amend Mr. Belcher’s existing employment to provide that (i) Mr. Belcher’s annual base salary would be increased to $278,299 and in the event Mr. Belcher was not appointed by the Board to the position of Chief Executive Officer it would be reduced by $55,640 from the annual base salary in effect prior to such reduction, (ii) that in the event the Company elected not to renew the Agreement at the end of any term, then the Company would pay (a) Mr. Belcher’s base salary for a period of eighteen (18) months following termination of the Agreement, and (b) an amount equal to 150% of Mr. Belcher’s target bonus then in effect in one lump-sum, (iii) Mr. Belcher’s annual target bonus would be increased to 60%, (iv) that as soon as practicable after January 19, 2006 Mr. Belcher would be awarded 50,000 shares of Common Stock pursuant to the Company’s Amended and Restated 1997 Long Term Incentive Plan to vest in four equal installments beginning on the first anniversary of the date of grant, (v) in the event of a voluntary resignation my Mr. Belcher for “Good Reason” or involuntary termination by the Company without cause, Mr. Belcher will be entitled to a lump sum payment equal to the sum of (a) 150% of this annual base salary, at the rate then in effect and (b) 150% of his target bonus for the fiscal year during which termination occurs. Thereafter, in April of 2006, before the Board had made Mr. Belcher CEO on a non-interim basis but in contemplation thereof, the Compensation Committee determined that Mr. Belcher’s salary should not be further increased at such time, if any, as he became CEO on a non-interim basis, but that any further decisions as to additional compensation would be made in fiscal year 2007 in connection with Mr. Belcher’s normal review for fiscal year 2006. However, the Compensation Committee did determine that Mr. Belcher should be eligible to receive, on an annual basis, 175,000 stock options pursuant to the Company’s plans and programs then in effect. Thereafter, in May of 2006, when the Board of Directors determined that Mr. Belcher would remain as the Company’s CEO on a non-interim basis, the Compensation Committee did not take further action.

Tax Deductibility

     Section 162(m) of the Code disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to an individual who is the chief executive officer or any of the four most highly compensated executive officers (other than the chief executive officer) employed by such corporation (or a member of its affiliated group) on the last day of such taxable year, but does allow a deduction for “performance-based compensation” the material terms of which are disclosed to and approved by stockholders. The Company believes its current compensation programs meet the requirements to qualify for compensation to be deductible for federal income tax purposes. In the future, it is the Company’s intent to modify, when necessary, compensation plans for the Company’s executive officers so that the Company’s federal tax deduction is maximized. Because the Company believes that the use of prudent judgment in determining pay levels is in the best interests of the Company and its stockholders, under some circumstances it may determine to pay amounts of compensation that may not be fully deductible. The Company reserves the right to use prudent judgment in establishing compensation policies to attract and retain qualified executives to manage the Company and to reward such executives for outstanding performance, while taking into consideration the financial impact of such actions on the Company.

By the Compensation Committee of the Board of Directors:

Michel de Beaumont
Kempton J. Coady, III
Dr. Edwin Snape

Compensation Committee Interlocks and Insider Participation

     Messrs. de Beaumont and Coady and Dr. Snape served on the Compensation Committee during the fiscal year ended June 30, 2006. None of those individuals has ever served as an officer or employee of the Company. No interlocking relationship existed during fiscal 2006 between the Company’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and 10% beneficial owners of the Company’s Common Stock to file certain reports concerning their ownership of the Company’s equity securities. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recently completed fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recently completed fiscal year, no person who, at any time during the fiscal year, was a director, officer or beneficial owner of 10% or more of the Company’s Common Stock failed to file on a timely basis, as disclosed on such forms, reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

Performance Graph

PROPOSAL NO. 2 - APPROVAL OF THE COMPANY’S 2006 LONG-TERM INCENTIVE PLAN

     On October 12, 2006, the Board of Directors adopted the Memry Corporation 2006 Long-Term Incentive Plan (the “Plan”). The Plan is effective on November 29, 2006, subject to stockholder approval. The Board of Directors also approved the termination of the Company’s Amended and Restated 1997 Long-Term Incentive Plan, subject to the approval by the stockholders of the Plan on November 29, 2006. The following summary description of the Plan is qualified in its entirety by the complete text of the Plan, which is incorporated herein by reference to Exhibit A in this proxy statement.

Purpose

     The purposes of the Plan are to advance the long-term interests of the Company by motivating key employees with the opportunity to obtain an equity interest in the Company, and to attract and retain key employees upon whose performance the success of the Company largely depends. Under the terms of the Plan, the Committee (as defined below) may grant stock options, stock appreciation rights, restricted stock awards and/or performance awards to employees of the Company, and shall grant shares of Common Stock and options to non-employee directors as set forth in the Plan.

General

     The Company’s 2006 Long-Term Incentive Plan (the “Plan”) authorizes the grant of awards to officers, employees and non-employee directors to purchase or acquire an aggregate of 4,500,000 shares of Common Stock. The market value of such 4,500,000 shares of Common Stock, based upon the closing trade price per share on October 19, 2006, which was $ 1.97, is $8,865,000. In addition (i) if any outstanding award, or portion thereof, under the Plan expires or is terminated without having been exercised or vested in full, the Common Stock subject to such award, or portion thereof, not so exercised shall be available for subsequent grants under the Plan, and (ii) if any award under the Plan is exercised through the tendering or withholding of shares of Common Stock, or in the event that withholding tax liabilities arising from such option or award are satisfied by the tendering or withholding of shares of Common Stock, the Common Stock so tendered or withheld shall be available for subsequent grants under the Plan. The maximum number of shares of Common Stock with respect to which options and/or stock appreciation rights may be granted to any participant in any one-year period is 400,000. The maximum number of shares of Common Stock that may be granted to any participant as restricted stock or performance shares that are denominated in shares in any three-year period is 1,200,000. The maximum dollar value payable to any participant with respect to any performance units and/or other stock unit awards that are valued other than by reference to the value of the Common Stock in any performance period is $100,000 times the number of years in such performance period.

     In the event of any change in corporate capitalization, such as a stock dividend, stock split or reverse stock split, or an extraordinary corporate transaction, such as a merger, reorganization, consolidation, recapitalization, spin-off, separation or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation of the Company, the Committee shall make such substitution or adjustments to reflect such change or transaction in (i) the aggregate number and kind of shares reserved for issuance Awards under the Plan (including specific limits applicable to Incentive Stock Options, Restricted Stock Awards, Performance Awards, Other Stock Unit Awards and other types of Awards), (ii) the limitation upon Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards and Performance Units to be granted to any Participant in any specific period, to the extent such adjustment does not cause any Qualified Performance-Based Award to fail to qualify for the Section 162(m) Exemption, (iii) the number, kind and grant price of shares subject to outstanding Options and Stock Appreciation Rights, and/or (iv) the number and kind of shares subject to other outstanding Awards granted under the Plan, and/or otherwise make such adjustments or changes as is equitable, in each case, as it may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number. The Plan will terminate on November 29, 2016 but such termination will not affect awards previously granted under the Plan.

     The Plan will be administered by the Compensation Committee of the Board of Directors. However, any action specifically affecting an award to a non-employee director must be approved by the full Board of Directors. Subject to the terms of the Plan, the Compensation Committee has the sole authority to determine questions arising under, and to adopt rules for the administration of, the Plan.

     Awards granted under the Plan generally may not be transferred while any vesting or restriction period is in place, except in the event of the participant’s death. During a participant’s lifetime, an award may only be exercised by the participant or, in some cases, by the participant’s guardian or legal representative. In certain instances, the Compensation Committee may permit transfers of awards to family members of a participant. With respect to options granted under the Plan, an option holder may pay the exercise price with cash or, unless otherwise determined by the Compensation Committee, through a broker-assisted cashless exercise procedure. In addition, if approved by the Compensation Committee, an option holder may pay the exercise price with previously acquired shares owned by the option holder or by having the Company withhold a number of shares with a value equal to the aggregate exercise price.

Awards to Officers and Employees

     Officers and employees may be granted incentive and/or nonqualified stock options under the Plan. The term of options granted under the Plan may not exceed ten years. The Plan also permits grants of stock appreciation rights, restricted stock, performance awards, dividend equivalents and other stock unit awards to officers and employees. A stock appreciation right (or “SAR”), permits a participant to receive cash or shares of Common Stock or a combination thereof, as determined by the Compensation Committee. The amount of cash or the value of the shares is equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the SAR exercise price, multiplied by the number of SARs exercised. Restricted stock may be granted subject to service-based goals upon the achievement of which restrictions will lapse. Performance awards may be granted for no cash or no cash consideration and are subject to performance criteria as determined by the Compensation Committee. Performance awards may be paid in cash, stock or other property. Other stock unit awards may be valued and paid in whole or in part on the basis of the value of the shares of Common Stock or other property.

Awards to Non-Employee Directors

     Under the Plan, each non-employee director who remains as such on the last day of any given fiscal quarter, shall be granted quarterly, in arrears, (a) such number of shares of Common Stock as shall have a fair market value equal to $3,000, with a maximum of 4,000 shares per non-employee director in any given quarter, and (b) a non-qualified stock option to acquire such number of shares of Common Stock as shall have a fair market value equal to $4,500, at a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant. Such amount of shares and options shall be pro rated for any non-employee director who served as such for less than the full quarter.

     Options granted to non-employee directors pursuant to the Plan become exercisable in three equal installments on each of the first three anniversaries of the grant date. Unvested options shall be forfeited upon a non-employee director’s voluntary resignation or voluntary decision not to stand for reelection (other than such voluntary decisions occurring within one year of a Change in Control (as defined below)).

Change in Control

     In order to maintain the rights of Plan participants in the event of a Change in Control, the Compensation Committee (as constituted prior to such Change in Control) may, in its sole discretion, take any one or more of the following actions upon the granting of an award or at any time thereafter: (i) provide for the acceleration of any time periods relating to the exercise or realization of any award; (ii) provide for the purchase, at the participant’s request, of any award for an amount of cash equal to the amount that could have been attained upon the exercise of such award or realization of the participant’s rights had such award been currently exercisable or payable; (iii) terminate fully-vested options and SARs immediately following a Change in Control (after providing an opportunity for participants to exercise such awards), (iv) cancel an option or SAR if the price paid per share of Common Stock in connection with such Change in Control is less than the exercise or grant price of such award; and/or (v) make such other adjustment to any award then outstanding as the Compensation Committee deems appropriate to equitably reflect such Change in Control, including, without limitation, causing awards to be assumed or substituted for by the acquiring corporation after such Change in Control.

     A Change in Control is defined under the Plan as (1) an acquisition by any person as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 of 35% or more of the outstanding Common Stock (except for an acquisition directly from the Company, an acquisition by the Company, or an acquisition by any employee benefit plan sponsored by the Company or any of its subsidiaries), (2) certain changes in the composition of the Board of Directors during any twelve-month period, such that those individual directors at the beginning of such twelve-month period no longer constitute a majority of the Board of Directors, (3) a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, in which the Company is not the surviving or continuing corporation or where its stock is converted into cash or other property, unless (A) the persons who were stockholders of the Company prior to such transaction hold more than 50% of the stock of the surviving corporation, (B) no new person (as such term is used in (1) above) will beneficially own at least 20% of the stock of the surviving corporation and (C) individuals who were directors prior to the transaction constitute a majority of the board of directors of the surviving corporation, or (4) stockholder approval of a liquidation or dissolution of the Company.

Certain Federal Tax Consequences of Option Grants

     The following is a summary of the Federal income tax treatment of the incentive stock options, non-qualified stock options, stock appreciation rights, limited stock appreciation rights, restricted stock awards and performance shares that may be granted under the Plan based upon the current provisions of the Code and regulations promulgated thereunder.

Incentive Stock Options.

     Incentive stock options under the Plan are intended to meet the requirements of Section 422 of the Code. Under this section of the Code, the grant of an incentive stock option will not result in the realization of income to the option holder, and the Company will likewise not be entitled to a deduction. Furthermore, if an option holder acquires stock upon the exercise of an incentive stock option, no income will result to the option holder and the Company will be allowed no deduction as a result of such exercise if the following conditions are met: (a) at all times during the period beginning with the date of the grant of the option and ending on the date three months before the date of such exercise, the option holder is an employee of the Company or of a subsidiary; and (b) the option holder makes no disposition of the stock within two years from the date the option is granted nor within one year after the option is exercised. In the event of a sale of such stock by the option holder after compliance with these conditions, any gain realized over the price paid for the stock will ordinarily be treated as a capital gain, and any loss will ordinarily be treated as a capital loss, in the year of sale. Under Federal tax law, the rate of tax applicable to such capital gain or loss will depend on the date on which the stock is acquired and the period during which it is held. The exercise of an incentive stock option may result in alternative minimum tax liability to the option holder.

     If the option holder fails to comply with the employment or holding period requirements discussed above, such person will be treated as having received compensation taxable as ordinary income and/or having received a capital gain (or loss) in accordance with the provisions of the Code. If the option holder is treated as having received compensation because of this failure to comply with either condition above, an equivalent deduction from income will be allowed to the Company in the same year.

Non-Qualified Stock Options.

     The grant of a non-qualified stock option will not result in the realization of income for Federal tax purposes for an option holder, nor will the grant entitle the Company to a tax deduction. An option holder who exercises a non-qualified stock option will generally realize compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company will be entitled to a deduction from income in the same amount. The option holder’s basis in such shares will be the fair market value on the date exercised, and the capital gain or loss will be recognized in the year of sale.

Stock Appreciation Rights.

     The grant of a stock appreciation right will not result in tax consequences to the Company or to an award holder. A holder who exercises a stock appreciation right will realize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the shares or other property received on the date of exercise, and the Company will be entitled to a deduction in the same amount on such date.

     If an employee allows a stock appreciation right granted in tandem with an option to expire, otherwise than as a result of exercising a related option, the Internal Revenue Service may contend that the employee will have taxable income in the year of expiration equal to the amount of cash or the fair market value of stock or other property which he would have received if he had exercised his stock appreciation right immediately before it expired. In addition, under Treasury Regulations governing incentive stock options, a stock appreciation right with respect to an incentive stock option must be granted at the same time the incentive stock option is granted in order to ensure that the incentive stock option remains qualified as such.

Restricted Stock Awards.

     Restricted stock awards granted under the Plan will constitute taxable income to the recipient, and a deductible expense to the Company, in the year in which the restrictions lapse unless the participant elects to recognize income in the year the award is made. Unless such an election is made, the amount of the taxable income and corresponding deduction will be equal to the excess of the fair market value of the stock on the date the restrictions lapse over the amount, if any, paid for such stock. The Company is also allowed a compensation deduction for dividends paid to participants (provided they have not elected to recognize income at the time of the award) on restricted stock while the restrictions remain in force.

Performance Awards.

     Performance Awards awarded under the Plan will not constitute a taxable event to the recipient until such time as the recipient actually receives shares of Common Stock or cash or other property related to such award. The amount of taxable income will be equal to the amount of cash received or the fair market value of stock or other property received at such time. The Company will be entitled to a compensation deduction in the same year.

     Section 409A of the Code. Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes new requirements applicable to “nonqualified deferred compensation plans,” including new rules relating to the timing of deferral elections and elections regarding the form and timing of benefit distributions, acceleration of the timing of distributions and the times when distributions may be made. These new rules generally apply with respect to deferred compensation that becomes earned and vested on or after January 1, 2005. If a nonqualified deferred compensation plan or arrangement subject to Section 409A fails to meet or is not operated in accordance with these new requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable. In addition to the participant’s accelerated recognition of taxable income, a failure to comply with Section 409A will subject the participant to an excise tax of 20% plus interest charges. Compliance is determined on a participant-by-participant basis, and the taxes and penalties of Section 409A are only imposed on those plan participants to whom the compliance failure relates. This Plan permits grants of awards that could be subject to Section 409A, such as discounted options and SARs. At this time, there are no awards of discounted stock options or SARs under the Plan. It is the Company’s intention that any award agreement that will govern awards subject to Section 409A will comply with these new rules such that the rules relating to accelerated recognition of income, excise taxes and interest charges will not apply.

     The foregoing paragraph is not intended to be a complete statement of applicable law and it is based upon the federal income tax laws in effect on the date of this Proxy Statement.

Amendments

     The Board of Directors may, at any time, modify or amend the Plan, except that no amendment may impair the rights of the participants as they relate to outstanding awards unless such amendment is made to comply with applicable law, stock exchange rules or accounting rules. In addition stockholder approval is required for any amendment that (1) increases the maximum number of shares that may be issued under the Plan, (2) extends the period during which awards may be granted beyond the time originally prescribed or (3) changes the persons eligible to participate in the Plan.

Determination of Awards Under the Plan

     The Compensation Committee determines which of the Company’s officers and employees will receive awards, the time when awards are granted, the type of awards, the number of shares subject to awards and the other terms of such awards. Any officer or employee of the Company and its subsidiaries is eligible for any type of award that can be granted under the Plan. The non-employee director awards consist solely of grants of shares and stock options and the number of shares subject to such grants, timing of grants and terms of such grants are described above. To date, no awards have been granted under the Plan. Because awards to officers and employees are discretionary, the benefits or amounts that will be received by or allocated to officers and employees are not determinable, nor are the benefits or amounts that would have been received by or allocated to them for the last completed fiscal year if the Plan had been in effect. The table below shows the benefits or amounts that would be received in fiscal 2007 by the non-employee directors as a group, assuming stockholder approval of the Plan and assuming that the Plan was in effect for the entire 2007 fiscal year. The benefits payable to the non-employee directors under the 2006 Plan are the same as those payable to the non-employee directors under the Company’s 1997 Long-Term Incentive Plan. If the Plan is approved by the stockholders, it will replace the Company’s 1997 Long-Term Incentive Plan. The Board has terminated the 1997 Long-Term Incentive Plan, subject to the approval by the stockholders of the 2006 Plan.

NEW PLAN BENEFITS

2006 Long Term Incentive Plan

Name and Position	Number of Shares	Dollar Value of	Number of	Dollar Value
	Granted (1)	Shares Granted	Options	of Options
		(2)	Granted(3)	Granted(4)
Non-Employee Director Group	Not quantifiable, but no	$72,000	---	---
more than 96,000

(1)

Each quarter, each non-employee director is granted shares of Common Stock with an aggregate fair market value of $3,000, up to a maximum of 4,000 shares of Common Stock per quarter. Because the fair market value of a share of Common Stock will not be ascertainable until the date of grant, the number of shares granted to each non-employee director will fluctuate each quarter, but the maximum number of shares that can be granted in fiscal year 2007 is 96,000 (equal to the number of non-employee directors multiplied by 16,000 shares (4,000 shares per quarter)).

(2)

On the date of grant each quarter, the dollar value of the shares granted to non-employee directors will have a value of $3,000. Accordingly, the total dollar value for fiscal year 2007 is equal to $72,000 (the number of non-employee directors multiplied by $12,000 ($3,000 for each of the four quarters during the year)).

(3)

Each quarter, each non-employee director is granted options to purchase that number of shares of Common Stock which has an aggregate fair market value of $4,500. Because the fair market value of a share of Common Stock will not be ascertainable until the date of grant, the number of options granted to each non-employee director will fluctuate each quarter.

(4)

Because options are granted with an exercise price equal to the fair market value of the underlying shares at the time of grant, the options have no readily identifiable value at such time, and the value of such options thereafter fluctuates with that of our stock price.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche LLP has audited the consolidated financial statements of the Company for the fiscal year ended June 30, 2006. The Board of Directors of the Company, acting upon the recommendation of the Audit Committee, appointed Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2006.

     It is expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting and available to respond to appropriate questions of stockholders and to make a statement if he so desires.

Independent Registered Public Accounting Firm Fees

     The aggregate fees billed for audit services rendered by Deloitte & Touche LLP and it’s affiliates (collectively, the ”Deloitte Entities”) for fiscal years 2006 and 2005, and the aggregate fees billed during fiscal years 2006 and 2005 for professional services rendered by Deloitte Entities of the other types listed below, were as follows:

	Year Ended June 30,
	2006	2005
Audit Fees	$190,000	$162,000
Audit-Related Fees	$30,000	$7,000
Tax Fees	$48,000	$28,000
Acquisition and All Other Fees	$6,500	$176,000

     Audit Fees for fiscal 2006 and fiscal 2005 were for professional services rendered for the audit of the Company’s annual financial statements included in the Company’s annual report on Form 10-K and review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q for that fiscal year.

     Audit-Related Fees for fiscal 2006 were comprised of reviewing the annual report to stockholders, reviewing the independent appraisal of the Company’s Putnam Plastics subsidiary, and reviewing the Company’s methodology for the implementation of SFAS No. 123(R), “Share-Based Payment”. Tax Fees for fiscal 2006 were comprised of tax return and estimate preparation ($27,000) and miscellaneous tax research ($21,000). All Other Fees for fiscal 2006 were primarily related to the retirement of the Company’s former Chief Executive Officer. The Audit Committee pre-approved all of these services pursuant to Rule 210.2-01(c)(7)(i)(C) of the Securities and Exchange Commission’s Regulation S-X, as amended (“Rule 210”).

     Audit-Related Fees for fiscal 2005 were comprised of reviewing the annual report to stockholders and Sarbanes-Oxley Act of 2002 Section 404 compliance plan. Tax Fees for fiscal 2005 were comprised of tax return and estimate preparation ($18,000) and miscellaneous tax research ($10,000). Acquisition and All Other Fees for fiscal 2005 were primarily related to the Putnam Plastics acquisition. The Audit Committee pre-approved all of these services except for the license to access the Deloitte Accounting Research Tool (DART), which services, representing less than 1% of the total amount of fees paid by the Company to Deloitte & Touche LLP during fiscal 2005, were approved by the Audit Committee pursuant to Rule 210.

STOCKHOLDER PROPOSALS

     Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the Annual Meeting of Stockholders to be held in 2007 must be received at the Company’s principal executive offices not later than June 30, 2007. In addition, the Company’s Bylaws outline procedures that a stockholder must follow to nominate directors or to bring other business before stockholders’ meetings. For a stockholder to nominate a candidate for director at the 2007 Annual Meeting of Stockholders, notice of such nomination must be given to the Secretary of the Company not later than 60 days and not earlier than 90 days in advance of such meeting. The notice must describe various matters regarding the nominee and conform to requirements specified in the Company’s Bylaws, a copy of which can be obtained by contacting the Secretary of the Company. For a stockholder to bring other business before the 2007 Annual Meeting of Stockholders, notice must be given to the Secretary of the Company not later than 60 days and not earlier than 90 days in advance of such meeting and must include a description of the proposed business, the reason for conducting such business and other specified matters. If a stockholder who wishes to nominate a director or to present a proposal fails to notify the Company within the required time periods, the stockholder will not be entitled to present the proposal at the 2007 Annual Meeting of Stockholders. However, notwithstanding the requirements of the Company’s Bylaws, if the nomination or proposal is brought before the 2007 Annual Meeting of Stockholders, then under the Securities and Exchange Commission’s rules, the proxies solicited by management with respect to such meeting will confer discretionary voting authority with respect to any such matter on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the persons selected by management to vote the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission’s rules. Proposals should be directed to the attention of the Secretary, Memry Corporation, 3 Berkshire Boulevard, Bethel, Connecticut 06801.

OTHER MATTERS

     As of the date of this Proxy Statement, the Company’s management does not know of any business, other than that mentioned above, which will be presented for consideration at the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies in accordance with their judgment on such matters.

ANNUAL REPORT ON FORM 10-K

     The Company hereby undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon the written request of any such person, a copy of the Company’s Annual Report on Form 10-K, including the consolidated financial statements that have been filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the fiscal year ended June 30, 2006. Any such requests should be made in writing and directed to the Secretary, Memry Corporation, 3 Berkshire Boulevard, Bethel, Connecticut 06801.

By Order of the Board of Directors,

Marcy F. Macdonald
Secretary

October 23, 2006

EXHIBIT A

MEMRY CORPORATION 2006 LONG-TERM INCENTIVE PLAN

SECTION 1. PURPOSE. The purposes of the Memry Corporation 2006 Long-Term Incentive Plan (the “Plan”) are to encourage selected Employees and the Directors of Memry Corporation (the “Company”) and its Affiliates to acquire a proprietary and vested interest in the growth and performance of the Company and to generate an increased incentive to contribute to the Company’s future success and prosperity, thereby enhancing the value of the Company for the benefit of stockholders and the ability of the Company to attract and retain individuals of exceptional talent.

SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

     (a) “Affiliate” means (i) any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

     (b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share, Performance Unit, or Other Stock Unit Award granted pursuant to the provisions of the Plan.

     (c) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder, which may, but need not, be executed or acknowledged by both the Company and the Participant.

     (d) “Board” means the Board of Directors of the Company.

     (e) “Cause” means, unless otherwise provided by the Committee, (1) “Cause” as defined in any Individual Agreement to which the Participant is a party, or (2) if there is no such Individual Agreement or, if it does not define Cause, any of the following on the part of the Participant: an intentional failure to perform assigned duties; willful misconduct in the course of the Participant’s employment; breach of a fiduciary duty involving personal profit; or acts or omissions of personal dishonesty, any of which results in material loss to the Company or any of its Subsidiaries or Affiliates. The Committee shall, unless otherwise provided in an Individual Agreement with the Participant, have the sole discretion to determine whether “Cause” exists, and its determination shall be final.

     (f) “Change in Control” has the meaning set forth in Section 12(b).

     (g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (h) “Committee” shall mean the Compensation Committee of the Board, or any successor to such committee, composed of no fewer than two directors, each of whom is a Non-Employee Director and an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision thereto.

     (i) “Company” means Memry Corporation, a Delaware corporation.

     (j) “Continuing Directors” means: (i) individuals who, on the Effective Date, are directors of the Company; (ii) individuals elected as directors of the Company subsequent to the Effective Date for whose election proxies shall have been solicited by the Board; and (iii) any individual elected or appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships.

     (k) “Corporate Transaction” has the meaning ascribed thereto in Section 12(b)(iii).

     (l) “Covered Employee” means a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

     (m) “Director” means a director of the Company who has not been, during the immediately preceding 12-month period, an officer or employee of the Company or any Subsidiary.

     (n) “Effective Date” has the meaning set forth in Section 16.

     (o) “Employee” means any employee of the Company or any Affiliate. Unless otherwise determined by the Committee in its sole discretion, for purposes of the Plan, (1) an Employee shall be considered to have terminated employment or services and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer and (2) temporary absences from employment because of illness, vacation or an approved leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered terminations of employment or services.

     (p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     (q) “Fair Market Value” means, with respect to any property, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of the Shares as of any date shall be the closing price of the Shares on the American Stock Exchange or, if there are no reported sales on such date, on the last day prior to such date on which there were sales of the Shares on the American Stock Exchange or, if the Shares are not listed on such exchange, on any other national securities exchange on which the Shares are listed.

     (r) “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

     (s) “Incentive Stock Option” means an Option granted to an Employee under Section 6 hereof that is designated as, and qualifies, an “incentive stock option” within the meaning of Section 422 of the Code or any successor provision thereto.

     (t) “Individual Agreement” means a written employment or consulting agreement between the Participant and the Company or an Affiliate.

     (u) “Non-Employee Director” means a person described in both (i) Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor definition adopted by the Securities and Exchange Commission, and (ii) Treasury Regulation Section 1.162-27(e)(3)(i), or any successor provision, adopted by the Department of the Treasury.

     (v) “Non-Qualified Stock Option” means an Option granted under Section 6 that is not an Incentive Stock Option.

     (w) “Option” means an Incentive Stock Option or a Non-Qualified Option granted to an Employee or a Director pursuant the Plan.

     (x) “Other Stock Unit Award” means any right granted to a Participant by the Committee pursuant to Section 10.

     (y) “Participant” means a Director or an Employee who is selected by the Committee to receive an Award under the Plan.

     (z) “Performance Award” means any Award of Performance Shares or Performance Units pursuant to Section 9.

2

     (aa) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

     (bb) “Performance Share” means any grant pursuant to Section 9 of a unit valued by reference to a designated number of Shares.

     (cc) “Performance Unit” means any grant pursuant to Section 9 of a unit valued by reference to a designated amount of property other than Shares.

     (dd) “Person” means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

     (ee) “Qualified Performance-Based Award” has the meaning set forth in Section 13.

     (ff) “Restricted Stock” means any Share issued to a Participant pursuant to Section 8.

     (gg) “Restricted Stock Award” means an award of Restricted Stock under Section 8.

     (hh) “Section 162(m) Exemption” has the meaning set forth in Section 13.

     (ii) “Shares” means the shares of common stock of the Company, par value $0.01 per share.

     (jj) “Stock Appreciation Right” means an Award granted pursuant to Section 7.

     (kk) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     (ll) “Voting Securities” means the Company’s then outstanding securities entitled to vote generally in the election of directors.

SECTION 3. ADMINISTRATION.

     (a) Committee. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan (including, without limitation, Section 13 relating to the Section 162(m) Exemption) as may from time to time be adopted by the Board, to:

     (1) select the Employees of the Company and its Affiliates of the Company to whom Awards may from time to time be granted hereunder;

     (2) determine the type or types of Award to be granted to each Employee hereunder;

          (3) determine the number of Shares to be covered by each Award granted to an Employee hereunder;

     (4) determine the terms and conditions of any Award granted to an Employee hereunder (including, but not limited to, the option price, any vesting condition, restriction or limitation (which may be related to the performance of the Participant, the Company or any Subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the Shares relating thereto, based on such factors as the Committee shall determine;

3

     (5) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended;

     (6) subject to subsection (b) below, to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to performance goals;

     (7) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; provided that the terms of any Award and any deferral satisfy the requirements of Section 409A of the Code and provided further that payout shall not be deferred beyond March 15 of the year following the year of vesting unless a deferral election in compliance with Section 409A of the Code has been made;

     (8) interpret and administer the Plan and any instrument or agreement entered into under the Plan;

     (9) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

     (10) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

     (b) Code Section 409A. Notwithstanding any provision of the Plan to the contrary, administration of the Plan shall at all times be limited by the requirement that any administrative action or exercise of discretion shall be void (or suitably modified when possible) if necessary to avoid the application to any Participant of immediate taxation and/or tax penalties under Section 409A of the Code. For purposes of clarification, (i) the Committee shall not modify, amend or adjust the terms and conditions of any Award if such modification, amendment or adjustment would cause such Award to become subject to Code Section 409A(a)(1) and (ii) this subsection (b) shall apply to any modification, amendment or adjustment made to an Award in connection with a Change in Control.

     (c) Committee Determinations. Decisions of the Committee shall be final, conclusive and binding on all Persons, including the Company, any Participant, any stockholder and any Employee of the Company or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

     (d) Board Authority. Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) Section 16(b) of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award to not qualify for, or cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with any action taken by the Committee, the Board action shall control.

     (e) Delegation. The Committee may delegate to a committee of one or more directors of the Company or, to the extent permitted by Delaware law, to one or more officers or a committee of officers the right to grant Awards to Employees who are not officers or directors of the Company.

     (f) Directors’ Awards. Notwithstanding the foregoing or anything else to the contrary in the Plan, any action or determination by the Committee specifically affecting or relating to an Award to a Director shall be approved and ratified by the full Board.

     (g) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or Committee shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full

4

extent allocable under applicable law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorneys’ fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

SECTION 4. SHARES SUBJECT TO THE PLAN.

     (a) Number of Shares. Subject to adjustment as provided in Section 4(d), a total of 4,500,000 Shares shall be authorized for issuance under the Plan. In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or in the event that withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares or by the withholding of Shares by the Company, only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares that remain available for issuance under the Plan.

     (b) Type of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased in the open market or otherwise.

     (c) Award Limits. In addition to the individual Award limits set forth in Section 13 and subject to adjustment as provided in Section 4(d), the number of Shares that may be issued pursuant to Options intended to qualify as Incentive Stock Options shall be 4,500,000.

     (d) Change in Capitalization. In the event of any change in corporate capitalization, such as a stock dividend, stock split or reverse stock split, or an extraordinary corporate transaction, such as a merger, reorganization, consolidation, recapitalization, spin-off, separation or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation of the Company, the Committee shall make such substitution or adjustments to reflect such change or transaction in (i) the aggregate number and kind of shares reserved for issuance Awards under the Plan (including specific limits applicable to Incentive Stock Options, Restricted Stock Awards, Performance Awards, Other Stock Unit Awards and other types of Awards), (ii) the limitation upon Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards and Performance Units to be granted to any Participant in any specific period, to the extent such adjustment does not cause any Qualified Performance-Based Award to fail to qualify for the Section 162(m) Exemption, (iii) the number, kind and grant price of shares subject to outstanding Options and Stock Appreciation Rights, and/or (iv) the number and kind of shares subject to other outstanding Awards granted under the Plan, and/or otherwise make such adjustments or changes as is equitable, in each case, as it may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number.

SECTION 5. ELIGIBILITY. Any Employee or Director shall be eligible to be selected as a Participant; provided, however, that pursuant to Section 422 of the Code, Incentive Stock Options shall only be awarded to employees of the Company and/or any “parent” or “subsidiary” corporation” (within the meaning of Sections 424(e) and (f) of the Code) of the Company.

SECTION 6. STOCK OPTIONS. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine:

     (a) Option Price. The exercise price per Share purchasable under an Option shall be determined by the Committee in its sole discretion on or before the date of grant.

     (b) Option Period. The term of each Option shall be fixed by the Committee in its sole discretion and set forth in the Award Agreement; provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted.

5

     (c) Exercisability. Options shall be exercisable at such time or times as determined by the Committee at the time of grant (except as otherwise permitted under Section 3(a)) or as set forth in Section 12).

     (d) Method Of Exercise. Subject to the other provisions of the Plan, any vested and exercisable Option may be exercised by the Participant in whole or in part, at any time during the Option term, by giving written notice of exercise to the Company specifying the number of Shares subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the exercise price by certified to bank check or such other instrument as the Company may accept.

     (1) If approved by the Committee, payment, in full or in part, may be made in the form of unrestricted Shares (by delivery of such Shares or by attestation) already owned by the Participant of the same class as the Shares subject to the Option based on the Fair Market Value of the Shares on the date the Option is exercised.

     (2) Payment in full or in part may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds necessary to pay the exercise price and, if requested, reduced by the amount of any federal, state, local or foreign withholding and employment taxes, unless otherwise determined by the Committee. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     (3) In addition, if approved by the Committee, payment in full or in part may also be made by instructing the Committee to withhold a number of such Shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Option (or applicable portion thereof).

     (4) No Shares shall be issued until full payment therefor has been made. Except as otherwise provided in Sections 3(a)(7), 15(g) and 15(h), a Participant shall have all of the rights of a shareholder of the Company holding the Shares subject to such Option (including, if applicable, the right to vote the Shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such Shares and, if requested by the Company, has given the representation described in Section 15(h).

     (e) Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities..

SECTION 7. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Non-Qualified Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right, as it shall deem appropriate; provided that a Stock Appreciation Right shall not have a term of greater than ten years. Any payment by the Company in respect of such Stock Appreciation Right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

6

SECTION 8. RESTRICTED STOCK.

     (a) Issuance. Restricted Stock Awards may be issued hereunder to Participants, for cash consideration, no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. A Restricted Stock Award shall be subject to restrictions imposed by the Committee, such as restrictions on the right to retain such Shares, vote such Shares and the right to receive any cash dividends, during a period of time specified by the Committee (the “Restriction Period”). Such restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate. The provisions of Restricted Stock Awards need not be the same with respect to each Participant or with respect to separate Awards granted to the same Participant.

     (b) Registration. Any Restricted Stock issued hereunder may be evidenced in such manner, as the Committee, in its sole discretion, shall deem appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates. In the event any stock certificates are issued in respect of shares of Restricted Stock awarded under the Plan, such certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by the Award.

     (c) Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of employment or services for any reason during the Restriction Period, all Shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the Participant promptly after expiration of the period of forfeiture, as determined by the Committee.

SECTION 9. PERFORMANCE AWARDS. Performance Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 12, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment, unless otherwise provided in the applicable Award Agreement. The performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis; provided that the terms of such Award and any deferral satisfy the requirements of Section 409A of the Code and provided further that payout shall not be deferred beyond March 15 of the year following the year of vesting unless a deferral election in compliance with Section 409A of the Code has been made.

SECTION 10. OTHER STOCK UNIT AWARDS.

     (a) Stock and Administration. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan, and such other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Other Stock Unit Awards may be paid in Shares, cash or any other form of property, as the Committee shall determine. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees of the Company and its Affiliates to whom and the time or times at which such Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other conditions of the Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each Participant or with respect to separate Awards granted to the same Participant.

7

     (b) Terms and Conditions. Shares (including securities convertible into Shares) subject to Awards granted under this Section 10 may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Section 10 shall be purchased for such consideration as the Committee shall determine in its sole discretion.

SECTION 11. DIRECTOR AWARDS

     (a) Grant of Shares. Each Non-Employee Director who remains as such on the last day of any given fiscal quarter shall be issued quarterly, in arrears, within 60 days of the last day of each fiscal quarter, such number of Shares as shall have a fair market value equal to $3,000, with such fee being pro-rated for any Non-Employee Director who serves as such for less than such full fiscal quarter. Notwithstanding the foregoing, the maximum number of shares granted to any Non-Employee Director pursuant to this subsection (a) with respect to any fiscal quarter shall be 4,000. Shares granted to Non-Employee directors pursuant to this Section 11 shall be fully vested at the time of grant.

     (b) Grant of Options. Each Non-Employee Director who remains as such on the last day of any given fiscal quarter shall be issued quarterly, in arrears, effective as of the last day of each fiscal quarter, a Non-Qualified Stock Option to acquire such number of Shares (subject to restrictions and risk of forfeiture as set forth in Section 11(c) below) as shall have a Fair Market Value equal to $4,500, at a per share exercise price equal to the Fair Market Value, with such number of Shares subject to such Option being pro-rated for any Non-Employee Director who serves as such for less than such full fiscal quarter.

     (c) Option Vesting and Forfeiture. All Options granted to Non-Employee Directors pursuant to this Section shall become vested and exercisable in equal thirds on each of the first, second and third anniversaries of the date of grant; provided, that a Non-Employee Director’s unvested Options shall be forfeited in the event of a voluntary resignation or a voluntary decision not to stand for reelection to the Board of such Non-Employee Director, but excluding a voluntary resignation or voluntary decision not to stand for reelection within one year of a Change in Control.

SECTION 12. CHANGE IN CONTROL PROVISIONS.

     (a) Impact of Event. In order to maintain the Participants’ rights in the event of any Change in Control of the Company, as hereinafter defined, the Committee, as constituted before such Change in Control, may, in its sole discretion, as to any Award (except Shares granted pursuant to Section 11), either at the time an Award is made hereunder or any time thereafter, take any one or more of the following actions (which may vary among individual Participants and which may vary among Awards held by any individual Participant): (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award; (ii) provide for the purchase, at the Participant’s request, of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable; (iii) terminating fully-vested Options and Stock Appreciation Rights immediately following a Change in Control (after providing an opportunity for Participants to exercise such Awards), (iv) canceling an Option or Stock Appreciation Right if the price paid per Share in connection with such Change in Control is less than the exercise or grant price of such Award; and/or (v) making such other adjustment to any Award then outstanding as the Committee deems appropriate to equitably reflect such Change in Control, including, without limitation, causing such Awards to be assumed or new rights substituted therefor, by the acquiring corporation after such Change in Control.

     (b) “Change in Control” shall mean, except as may otherwise be provided in the terms of the Award, the first to occur of any of the following:

          (i) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the Voting Securities excluding, however, the following: (A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the

8

security being so converted was itself acquired directly from the Company, (B) any acquisition by the Company or one of its subsidiaries, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (D) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 12(b);

          (ii) a change in the composition of the Board during any twelve-month period, such that the individuals who were Continuing Directors as of the beginning of such twelve-month period do not constitute a majority of the Board.

          (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Shares and the Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (C) individuals who were Continuing Directors prior to such transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; and

          (iv) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

SECTION 13. CODE SECTION 162(m) PROVISIONS.

     (a) Application of 162(m). Notwithstanding any other provision of the Plan, if the Committee determines at the time Restricted Stock, a Performance Award or an Other Stock Unit Award is granted to a Participant who is then an officer that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 13 is applicable to such Award.

     (b) Performance Criteria. If Restricted Stock, a Performance Award or an Other Stock Unit Award is subject to this Section 13, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following profit or cash generation targets on an absolute or per share basis: operating earnings, net earnings, return on equity, income, market share, stockholder return, combined ratio, level of expenses or growth in revenue, earnings before interest, taxes, depreciation and amortization, earnings before interest and taxes, cash flow, gross margin percent, operating income as a percentage of sales, market share targets, and profitability targets as measured through return ratios, such as return on average equity, return on net assets employed, and return on capital employed. Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable Affiliate or division of the Company) under one or more of the measures described above relative to the performance of other corporations or an index covering multiple companies. The measurement of performance goals may exclude impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by

9

generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

     (c) Restriction on Acceleration of Vesting or Payment. Notwithstanding any provision of the Plan other than Section 12, with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Section 13, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or such other event as may be permitted pursuant to the Section 162(m) Exemption.

     (d) Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 13 (“Qualified Performance-Based Awards”) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto (the “Section 162(m) Exemption”).

     (e) Award Limits. Notwithstanding any provision of the Plan other than Section 4(c), no Participant may be granted Options or Stock Appreciation Rights during any one-year period with respect to more than 400,000 Shares, or Restricted Stock or Performance Awards subject to this Section 13 that are denominated in Shares, in any three-year period with respect to more than 1,200,000 Shares, and the maximum dollar value payable with respect to Performance Units and/or Other Stock Unit Awards that are valued with reference to property other than Shares and granted to any Participant in any performance period is $100,000 times the number of years in such performance period.

     (f) Adjustments. Except as provided in Section 13, the Committee shall be authorized to make adjustments in performance award criteria or in the terms and conditions of other Awards in recognition of changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event that the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of or combination with another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

SECTION 14. AMENDMENTS AND TERMINATION.

     The Board may amend, alter, or discontinue the Plan, but no amendment alteration or discontinuation shall be made which would materially impair the rights of a Participant under an Award without the Participant’s or recipient’s consent, except such an amendment made to comply with applicable law, stock exchange rules or intended accounting treatment. In addition, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable law or stock exchange rules; provided, however, that stockholder approval shall be required for any amendment (i) which increases the maximum number of Shares for which Awards may be granted under the Plan (subject, however, to the provisions of Section 4(d) hereof), (ii) amends the classes of persons eligible to participate in the Plan, or (iii) extends the term of the Plan. If and to the extent that any provision of an Award of Stock Appreciation Rights is required to comply with Section 409A of the Code, such provision shall be administered and interpreted in a manner consistent with the requirements of such Section. If and solely to the extent that such provision as currently written would conflict with Section 409A of the Code, the Committee shall have the authority, without the consent of the Participant, to administer the provision and to amend the Award with respect to that provision to the extent the Committee determines to avoid any portion of amounts owed to the Participant being retroactively included in taxable income for any prior taxable year.

10

SECTION 15. GENERAL PROVISIONS.

     (a) Transfer Restrictions. No Award, and no Shares subject to Awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Each Award shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Notwithstanding the foregoing, and subject to Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award to a Family Member; provided, however, that an Award so assigned or transferred shall be subject to all the terms and conditions of the Plan and the instrument evidencing the Award.

     (b) No Right to Awards. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

     (c) Requirement to Sign Agreement. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have, if required by the Committee, executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

     (d) No Right to Continued Employment or Service. Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment or service contract or confer or be deemed to confer on any Participant any right to continue in the employ or service of, or to continue any other relationship with, the Company or any Affiliate or limit in any way the right of the Company or any Affiliate to terminate a Participant’s employment or service or other relationship at any time, with or without cause. For purposes of clarification, Awards granted under the Plan shall not guarantee employment or service for the length of any portion of the vesting schedule of any Award.

     (e) Withholding. The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by delivery of or transfer of Shares to the Company, or by directing the Company to retain Shares otherwise deliverable in connection with the Award.

     (f) Deferral. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash dividends, or cash payments in amounts equivalent to cash dividends on Shares (“dividend equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. The Committee, in its sole discretion or as otherwise required by application of Section 409A of the Code, may require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock (to the extent shares are available under Section 4(a).

     (g) Investment Representations. The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions:

11

     (1) listing or approval for listing upon notice of issuance of such Shares on the American Stock Exchange, or such other securities exchange as may at the time be the principal market for the Shares;

     (2) any registration or other qualification of such Shares under any state of federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable;

     (3) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

     (h) Additional Compensation Arrangements. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (i) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

     (j) Severability. If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

     (k) International Awards. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

     (l) Unfunded Plan. It is intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation or trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

     (m) Subsidiary Awards. In the case of a grant of an Award to any Employee of a Subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding the Subsidiary will transfer the Shares to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All Shares underlying Awards that are forfeited or canceled should revert to the Company.

SECTION 16. EFFECTIVE DATE OF PLAN. The Plan shall be effective as of November 29, 2006 (the “Effective Date”), subject to the approval of the holders of at least a majority of the outstanding Shares at the Company’s annual stockholders’ meeting scheduled to occur on such date.

SECTION 17. TERM OF PLAN. The Plan will terminate on the tenth anniversary of the effective date of the Plan. Awards outstanding under the Plan as of such date shall not be affected or impaired by the termination of the Plan.

12

AMERICAN STOCK TRANSFER 59 MAIDEN LANE NEW YORK, NY 10038	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Memry Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Memry Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	MEMRY1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
MEMRY CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” THE COMPANY’S 2006 LONG-TERM INCENTIVE PLAN.
Vote On Directors					For All	Withhold For All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors:				☐	☐	☐
	NOMINEES:	(01) Michel de Beaumont (02) Robert P. Belcher (03) Kempton J. Coady, III (04) James V. Dandeneau (05) Carmen L. Diersen (06) W. Andrew Krusen, Jr. (07) Francois Marchal (08) Dr. Edwin Snape

Vote On Proposal									For	Against	Abstain

2.	Approval of the Company's 2006 Long-Term Incentive Plan.								☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

For address changes please check this box and write them on the back where indicated.					☐
			Yes	No

Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.			☐	☐

Signature [PLEASE SIGN WITH BOX]		Date				Signature (Joint Owners)		Date

ANNUAL MEETING OF STOCKHOLDERS OF

MEMRY CORPORATION

November 29, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

MEMRY CORPORATION
PROXY FOR ANNUAL MEETING
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all previous proxies, hereby appoints Robert P. Belcher and Marcy F. Macdonald, Esq., or either of them (the “Proxies”), as attorneys and Proxies, each with full power of substitution and all of the powers which the undersigned would possess, if present in person, to represent and vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Memry Corporation (the “Company”), registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on November 29, 2006 and at any adjournment thereof.

     The shares represented hereby will be voted as directed by this Proxy. If no direction is made, the Proxies will vote such shares FOR the election of all nominees for director listed under Proposal No. 1 and FOR the adoption of the Company’s 2006 Long-Term Incentive Plan and such Proxy will vote in accordance with their discretion on such other matters as may properly come before the meeting.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

(IMPORTANT—TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE)